As filed with the Securities and Exchange Commission on June 30, 2015
Investment Company Act Registration No. 811-________

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

☒ Registration Statement Under the Investment Company Act of 1940
 Amendment No.

THE CUSHING MLP INFRASTRUCTURE MASTER FUND
(Exact Name of Registrant as Specified in Charter)

8117 Preston Road, Suite 440
Dallas, Texas 75225
(Address of Principal Executive Offices)

(214) 692-6334
(Registrant’s Telephone Number, including Area Code)

Jerry V. Swank
Cushing Asset Management, LP
8117 Preston Road, Suite 440
Dallas, Texas 75225
(Name and Address of Agent for Service)

Copies to:

Philip H. Harris, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036

EXPLANATORY NOTE

The Cushing MLP Infrastructure Master Fund (the “Fund”) is part of a master-feeder structure (as described below).

The Cushing MLP Infrastructure Fund I (the “Feeder Fund”) intends to invest all or substantially all of its investable assets in the Fund. All portfolio investments will be made at the Fund level. The Fund and the Feeder Fund have the same investment objectives. The Fund and the Feeder Fund are each registered as a non-diversified, closed-end management investment company under the 1940 Act and organized as a Delaware statutory trust. Unitholders of the Feeder Fund approved the conversion of the Feeder Fund to a master-feeder structure, and such conversion is expected to on or about July 1, 2015.

Currently, the Feeder Fund is the only feeder fund that intend to invest in the Fund. The Fund may, in the future, permit investments by additional feeder funds in addition to the Feeder Fund (“New Feeder Funds”). The fees, expenses, sales charges and investment minimums applicable to an investment in any such New Feeder Funds may differ from the fees, expenses, sales charges and investment minimums applicable to an investment in the Feeder Fund. The Fund expects that the differences in economic and offering terms of any such New Feeder Funds, as compared to the Feeder Fund, will be dictated by the type of investors for which such New Feeder Funds are designed.

The Common Units of the Fund are not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any of the states of the United States. The Fund may offer Common Units from time to time to “accredited investors,” as such term is defined in Regulation D under the Securities Act, through private placements made in reliance upon an exemption from the registration requirements of the Securities Act for offers and sales of securities which do not involve any public offering and analogous exemptions under state securities laws. This Registration Statement does not constitute an offer to sell or the solicitation of an offer to buy Common Units.

Part A—INFORMATION REQUIRED IN A PROSPECTUS

Item 1    Outside Front Cover

Omitted pursuant to General Instruction G(3) of Form N-2.

Item 2    Cover Pages; Other Offering Information

 Omitted pursuant to General Instruction G(3) of Form N-2.

Item 3    Fee Table and Synopsis

3.1       The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in The Cushing MLP Infrastructure Master Fund (the “Fund”) will bear directly or indirectly.

Unitholder Transaction Expenses

Sales Load (as a percentage of offering price)	None
Dividend Reinvestment and Cash Purchase Plan Fees	None

Annual Expenses (as a percentage of net assets attributable to common Units)

Management Fees	1.00%(1)
Interest Payments on Borrowed Funds	None
Other Expenses	0.55%
Total Annual Expenses	1.55%
Fee Waiver and/or Expense Reimbursement	(0.05)%(2)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.50%(2)

(1)
The Fund pays Cushing Asset Management, LP (the “Adviser”) the Investment Management Fee (the “Investment Management Fee”) at an annual rate equal to 1.00% of the Fund’s Managed Assets payable monthly in arrears, calculated as of the first business day of each calendar month. “Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to Financial Leverage, including, without limitation, Financial Leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies, and/or (iv) any other means.

(2)
The Adviser has contractually agreed, for a period of one year from the date of the conversion of the Feeder Fund to a master/feeder structure, to waive a portion of the Management Fee and/or reimburse the Fund for certain operating expenses so that the annual expenses (exclusive of any taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization (other than the conversion of the Feeder Fund to a master/feeder structure), acquired fund fees and expenses, or extraordinary expenses such as litigation) of the Fund do not exceed 1.50% of the Fund’s Managed Assets. This waiver agreement may be terminated only with the consent of the Board of Trustees.

Example

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return(1)	$15	$45	$74	$143

(1)
Assumes Total Annual Expenses of 1.50%. The example should not be considered a representation of future expenses. The example assumes that the estimated “Other Expenses” set forth in the annual expenses table are accurate. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

3.2       Omitted pursuant to General Instruction G(3) of Form N-2.

Item 4    Financial Highlights

Omitted pursuant to General Instruction G(3) of Form N-2.

Item 5    Plan of Distribution

Omitted pursuant to General Instruction G(3) of Form N-2.

Item 6    Selling Shareholders

Omitted pursuant to General Instruction G(3) of Form N-2.

Item 7    Use of Proceeds

Omitted pursuant to General Instruction G(3) of Form N-2.

Item 8    General Description of the Registrant

8.1       General. The Fund is a non-diversified closed-end management investment company. The Fund was organized as a Delaware statutory trust on May 4, 2015. The Fund is a “master” fund within what is known in the investment company industry as a “master-feeder” structure. Within this structure, one or more feeder funds invest all or substantially all of their investable assets in a master fund. The Feeder Fund’s investment objectives are the same as those of the Fund.

8.2       Investment Objectives and Policies. The Fund’s investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions to common unitholders. No assurance can be given that the Fund’s investment objective will be achieved.

The Fund seeks to achieve its investment objective by investing, under normal market conditions, in master limited partnerships (“MLPs”). Entities commonly referred to as “MLPs” are taxed as partnerships for federal income tax purposes and are generally organized under state law as limited partnerships or limited liability companies. The Fund’s MLP investments will consist primarily of publicly traded securities of MLPs and their affiliates, including securities of entities holding primarily general partner or managing member interests in MLPs. The Fund is managed by Cushing Asset Management, LP (the “Adviser”).

The Fund seeks to achieve its investment objective through investments in publicly traded MLPs that, in the Adviser’s view, are most attractive. The Fund will focus primarily on “midstream” MLPs, whose business models are often referred to as “toll road” businesses. Midstream MLPs collect, gather, transport and store natural resources and their byproducts (primarily crude oil, natural gas and refined petroleum products), generally without taking ownership of the physical commodity.

The Fund will, under normal market conditions, invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of MLPs and MLP Affiliates or companies operating in the infrastructure sector. “MLP Affiliates” are affiliates of MLPs that own primarily general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP.

The Fund’s Adviser selects a core group of energy infrastructure MLPs utilizing a proprietary quantitative ranking system and seeks to build a strategically developed core portfolio of energy infrastructure MLPs with a tactical overlay of additional MLPs to take advantage of the changing dynamics across the various MLP subsectors within the energy infrastructure sector. The Fund will be actively managed and the quantitative analysis will be dynamic in conjunction with the Adviser’s proprietary research process. The Adviser utilizes its vast financial and industry experience to identify the absolute and relative value opportunities across the different MLP subsectors that, in the Adviser’s view, present the best investments. The Fund will attempt to outperform unmanaged MLP indices through various fundamental and technical strategies. The results of the Adviser’s analysis and comprehensive investment process will influence the weightings of positions held by the Fund within each subsector.

The Fund will generally seek to invest no more than 10% of the Fund’s total assets in any one issue and no more than 15% of total assets in any one issuer, in each case, determined at the time of investment. The Fund may seek to invest in initial public offerings (“IPOs”) and secondary market issuances, private investment in public equity (“PIPE”) transactions. Generally, no more than 50% of the Fund’s portfolio will be in PIPE or other private or restricted securities at the time of investment.

The Fund may also invest in MLP entities involved in other segments of the energy and energy infrastructure sectors, including propane and coal MLPs. Propane MLP services include the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Coal MLP services include the owning, leasing, managing, production and sale of coal and coal reserves.

The Fund may invest in debt securities rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”), (ii) B- by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or (iii) a comparable rating by another rating agency, provided, however, that the Fund may invest up to 5% of the Fund’s total assets in lower rated or unrated debt securities of MLPs, MLP affiliates and other issuers in the energy and energy infrastructure sectors.

The Fund may invest up to 20% of its total assets in equity and debt securities of energy and energy infrastructure companies that are not MLPs or MLP affiliates.  Such issuers may be treated as “C” corporations for U.S. federal income tax purposes and, therefore, may not offer the tax benefits of MLP investments.  “C” corporations must pay entity-level corporate taxes, and their shareholders are also subject to taxes on any dividends received. Investors in such “C” corporations generally have voting rights while, by contrast, unitholders of MLPs are “limited partners” and have no role in the organizations’ operations or management.  Non-MLP equity securities in which the Fund may invest include including common stock, depositary receipts, preferred stock, convertible securities, investment company investments (including mutual funds, other closed-end funds or ETFs), and rights and warrants.

In addition, some MLPs are organized as LPs or LLCs but are taxed as “C” corporations that are subject to corporate income tax to the extent they recognize taxable income and are subject to U.S. federal income tax on their taxable income at the graduated rates applicable to corporations as well as state and local income taxes. Investments in units of MLPs that are taxed as “C” corporations may not offer the advantageous tax characteristics of investments in other MLPs.

Investment Restrictions

The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:

1.	borrow money or issue senior securities except in compliance with the 1940 Act;

2.
act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws;

3.
invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry, except that the Fund will concentrate its assets in the group of industries constituting the energy and energy infrastructure sectors, and except that this policy shall not apply to securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions;

4.
purchase or sell real estate, except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, or (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and except as otherwise permitted by applicable law;

5.
purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities , and except as otherwise permitted by applicable law;

6.
make loans of money or property to any person, except (a) to the extent that securities or interests in which the respective Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund’s total assets or (c) by engaging in repurchase agreements, and except as may otherwise be permitted by applicable law.

The rest of the Fund’s investment policies, including the Fund’s investment objective and percentage parameters described in this registration statement, are not fundamental policies of the Fund and may be changed without Unitholder approval. Unitholders, however, will be notified in writing of any change to the Fund’s investment objective or policy of investing at least 80% of its total assets in MLP investments and infrastructure companies, at least 60 days prior to effecting any such change.

8.3       Risks Factors

An investment in the Fund is highly speculative and involves a high degree of risk. An investment in the Fund is suitable only for sophisticated investors who fully understand and are capable of bearing the risks of an investment in the Fund. No guarantee or representation is made that the Fund will achieve its investment objective or that Unitholders will receive a return of their capital. The following discusses certain risks and potential conflicts of interest. However, this list is not, and is not intended to be, an exhaustive list or a comprehensive description of the types of risks that any investor in the Fund may encounter, and other risks and conflicts not discussed below may arise in connection with the management and operation of the Fund.

Investment and Market Risk. An investment in Common Units of the Fund is subject to investment risk, including the possible loss of an investor’s entire investment. An investment in Common Units of the Fund represents an indirect investment in the securities owned by the Fund, which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in the Fund’s portfolio, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of Common Units of the Fund. Common Units of the Fund at any point in time may be worth less than at the time of original investment, even after taking into account the reinvestment of the Fund’s distributions. The Fund is primarily a long-term investment vehicle. An investment in Common Units of the Fund is not intended to constitute a complete investment program and should not be viewed as such.

Sector Concentration Risk. Under normal market conditions the Fund will invest substantially of its net assets in publicly traded MLP investments, which operate primarily in the energy and energy infrastructure sectors. A downturn in the energy and energy infrastructure sectors could have a larger impact on the Fund than on a fund that does not concentrate in such sectors. At times, the performance of securities of companies in the energy and energy infrastructure sectors may lag the performance of other sectors or the broader market as a whole. There are risks inherent in the energy and energy infrastructure sectors and the businesses of MLPs including those described below.

MLP Risks. There are several risks associated with investments in MLPs, including the following:

—Cyclicality Risk. The operating results of companies in the broader natural resource sector are cyclical, with fluctuations in commodity prices and demand for commodities driven by a variety of factors. Commodity prices and natural resource asset values are near historically high levels. The highly cyclical nature of the natural resource sector may adversely affect the earnings or operating cash flows of the MLPs in which the Fund will invest.

—Supply Risk. The profitability of MLPs, particularly those involved in processing, gathering and pipeline transportation, may be materially impacted by the volume of natural gas or other energy commodities available for transportation, processing, storage or distribution. A significant decrease in the production of natural gas, crude oil, coal or other energy commodities, due to the decline of production from existing resources, import supply disruption, depressed commodity prices or otherwise, would reduce the revenue, operating income and operating cash flows of MLPs and, therefore, their ability to make distributions or pay dividends.

—Demand Risk. A sustained decline in demand for coal, natural gas, natural gas liquids, crude oil or refined petroleum products could adversely affect an MLP’s revenues and cash flows. Factors that could lead to a sustained decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity that is not, or is not expected to be, merely a short-term increase, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely affected by consumer sentiment with respect to global warming and by state or federal legislation intended to promote the use of alternative energy sources.

—Risks Relating to Expansions and Acquisitions. MLPs employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. MLPs that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. In addition, acquisition or expansion projects may not perform as anticipated. A significant slowdown in merger and acquisition activity in the natural resource sector could reduce the growth rate of cash flows received by the Fund from MLPs that grow through acquisitions.

—Competition Risk. The natural resource sector is highly competitive. The MLPs in which the Fund will invest will face substantial competition from other companies, many of which will have greater financial, technological, human and other resources, in acquiring natural resource assets, obtaining and retaining customers and contracts and hiring and retaining qualified personnel. Larger companies may be able to pay more for assets and may have a greater ability to continue their operations during periods of low commodity prices. To the extent that the MLPs in which the Fund will invest are unable to compete effectively, their operating results, financial position, growth potential and cash flows may be adversely affected, which could in turn adversely affect the results of the Fund.

—Weather Risk. Extreme weather conditions, such as hurricanes, could result in substantial damage to the facilities of certain MLPs located in the affected areas and significant volatility in the supply of natural resources, commodity prices and the earnings of MLPs, and could therefore adversely affect their securities.

—Interest Rate Risk. The prices of the equity and debt securities of the MLPs the Fund expects to hold in its portfolio are susceptible in the short term to a decline when interest rates rise. Rising interest rates could limit the capital appreciation of securities of certain MLPs as a result of the increased availability of alternative investments with yields comparable to those of MLPs. Rising interest rates could adversely impact the financial performance of MLPs by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost effective manner.

—MLP Structure Risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the GP or managing member (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the GP or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

—Commodity Price Risk. The return on the Fund’s investments in MLPs will be dependent on the operating margins received and cash flows generated by those companies from the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of, coal, natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons. These operating margins and cash flows may fluctuate widely in response to a variety of factors, including global and domestic economic conditions, weather conditions, natural disasters, the supply and price of imported natural resources, political instability, conservation efforts and governmental regulation. Natural resource commodity prices have been very volatile in the past and such volatility is expected to continue. MLPs engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resource commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain MLPs due to the potential impact on the volume of commodities transported, processed, stored or distributed. Some MLPs that own the underlying energy commodity may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The prices of MLP securities can be adversely affected by market perceptions that their performance and distributions or dividends are directly tied to commodity prices. Volatility in oil prices may adversely impact certain MLPs. Such companies’ growth prospects and ability to pay high dividends may be negatively impacted, which could adversely impact the results of the Fund.

Sub-Sector Specific Risk. Certain MLPs are also subject to risks that are specific to the particular sub-sector of the energy and energy infrastructure sectors in which they operate.

—Pipelines. Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows of those companies and their ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn adversely affect the results of operations and cash flows of those companies and their ability to pay cash distributions or dividends to their unit holders or shareholders.

—Gathering and Processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

—Exploration and Production. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

—Propane. Propane companies are subject to earnings variability based upon weather patterns in the locations where they operate and increases in the wholesale price of propane which reduce profit margins. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating.

—Coal. Coal companies are subject to declines in the demand for and prices of coal. Demand variability can be based on weather conditions, the strength of the domestic economy, the level of coal stockpiles in their customer base, and the prices of competing sources of fuel for electric generation. They are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the federal Clean Air Act of 1990, as amended (the “Clean Air Act”). Demand and prices for coal may also be affected by current and proposed regulatory limitations on emissions from coal-fired power plants and the facilities of other coal end users. Such limitations may reduce demand for the coal produced and transported by coal companies. Certain coal companies could face declining revenues if they are unable to acquire additional coal reserves or other mineral reserves that are economically recoverable.

—Marine shipping. Marine shipping companies are subject to supply of and demand for, and level of consumption of, natural gas, liquefied natural gas, crude oil, refined petroleum products and liquefied petroleum gases in the supply and market areas they serve, which affect the demand for marine shipping services and therefore charter rates. Shipping companies’ vessels and cargoes are also subject to the risk of being damaged or lost due to marine disasters, extreme weather, mechanical failures, grounding, fire, explosions, collisions, human error, piracy, war and terrorism. Some vessels may also require replacement or significant capital improvements earlier than otherwise required due to changing regulatory standards. Shipping companies or their ships may be chartered in any country and the Fund’s investments in such issuers may be subject to risks similar to risks related to investments in non-U.S. securities.

Cash Flow Risk. The Fund will derive substantially all of its cash flow from investments in equity securities of MLPs. The amount of cash that the Fund has available to distribute to Unitholders will depend on the ability of the MLPs in which the Fund has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends. The Fund will likely have no influence over the actions of the MLPs in which it invests with respect to the payment of distributions or dividends. The amount of cash that any individual MLP can distribute to its investors, including the Fund, will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the natural resource sector generally and the particular business lines of the issuer. Available cash will also depend on the MLP’s operating costs, capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The cash that a MLP will have available for distribution will also depend on the incentive distributions payable to its GP or managing member in connection with distributions paid to its equity investors.

Regulatory Risk. The profitability of MLPs could be adversely affected by changes in the regulatory environment. MLPs are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs. MLPs may be adversely affected by future regulatory requirements. While the nature of such regulations cannot be predicted at this time, they may impose additional costs or limit certain operations by MLPs operating in various sectors. There have been proposals in Congress to eliminate certain tax incentives widely used by oil and gas companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLP in which the Fund invests and/or the energy sector generally.

Environmental Risk. There is an inherent risk that MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs, and the cost of any remediation that may become necessary. MLPs may not be able to recover these costs from insurance.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

 —the Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions;

—the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;

—the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

—the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

Proposals for voluntary initiatives and mandatory controls are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures, if adopted, could result in increased costs to certain companies in which the Fund may invest to operate and maintain Natural Resource facilities and administer and manage a greenhouse gas emissions program.

In the wake of a Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under federal Clean Air Act of 1990, as amended (the “Clean Air Act”), the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.

The types of regulations described above can change over time in both scope and intensity, may have adverse effects on MLPs and may be implemented in unforeseen manners on an “emergency” basis in response to catastrophes or other events.

Fracturing Services Risks. Changes in laws or government regulations regarding hydraulic fracturing could increase a company’s costs of doing business, limit the areas in which it can operate and reduce oil and natural gas production by the company. Hydraulic fracturing involves the injection of water, sand or an alternative proppant and chemicals under pressure into target geological formations to fracture the surrounding rock and stimulate production. Recently, there has been increased public concern regarding an alleged potential for hydraulic fracturing to adversely affect drinking water supplies, and proposals have been made to enact separate federal, state and local legislation that would increase the regulatory burden imposed on hydraulic fracturing. Congress has in recent legislative sessions considered legislation to amend the Safe Water Drinking Act (the “SDWA”), including legislation that would repeal the exemption for hydraulic fracturing from the definition of “underground injection” and require federal permitting and regulatory control of hydraulic fracturing, as well as legislative proposals to require disclosure of the chemical constituents of the fluids used in the fracturing process, were proposed in recent sessions of Congress. The U.S. Congress may consider similar SDWA legislation in the future. In addition, the EPA has asserted federal regulatory authority pursuant to the SDWA over certain hydraulic fracturing activities involving the use of diesel fuels and published permitting guidance on February 11, 2014 addressing the performance of such activities using diesel fuels in those states where EPA is the permitting authority.

Presently, hydraulic fracturing is regulated primarily at the state level, typically by state oil and natural gas commissions and similar agencies. Several states, such as Texas and Pennsylvania, have either adopted or proposed laws and/or regulations to require oil and natural gas operators to disclose chemical ingredients and water volumes used to hydraulically fracture wells, in addition to more stringent well construction and monitoring requirements. The availability of information regarding the constituents of hydraulic fracturing fluids could make it easier for third parties opposing the hydraulic fracturing process to initiate legal proceedings based on allegations that specific chemicals used in the fracturing process could adversely affect groundwater. Disclosure of proprietary chemical formulas to third parties or to the public, even if inadvertent, could diminish the value of those formulas and could result in competitive harm to companies. Various federal, state and local limitations may prohibit or restrict drilling and hydraulic fracturing operations in certain locales including geographic locales considered environmentally sensitive such as wetlands, endangered species habitats, floodplains, and the like. If hydraulic fracturing becomes regulated at the federal level as a result of federal legislation or regulatory initiatives by the EPA, fracturing activities could become subject to additional permitting requirements, and also to attendant permitting delays and potential increases in cost, which could adversely affect a company’s business.

Affiliated Party Risk. Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions. Moreover, the terms of an MLP’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the MLP as a transaction with a non-affiliate.

Catastrophe Risk. The operations of MLPs are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of coal, natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including: damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage, and may result in the curtailment or suspension of their related operations. Not all MLPs are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the MLP’s operations and financial condition.

Risks Associated with an Investment in IPOs. Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful. As the Fund grows in size, the positive effect of IPO investments on the Fund may decrease.

Unseasoned Companies Risk. The Fund may invest in companies that (together with their predecessors) have shorter operating histories. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investment in unseasoned companies are more speculative and entail greater risk than investments in companies with an established operating record.

Liquidity Risk The investments made by the Fund, including investments in MLPs, may be relatively illiquid and consequently the Fund may not be able to sell such investments at prices that reflect the Adviser’s assessment of their value, the value at which the Fund is carrying the securities on its books or the amount paid for such investments by the Fund. Furthermore, the nature of the Fund’s investments may require a long holding period prior to profitability.

Although the equity securities of the MLPs in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Investment of the Fund’s capital in securities that are less actively traded or over time experience decreased trading volume may restrict the Fund’s ability to take advantage of other market opportunities.

Tax Risks of the Fund’s Investments. There are certain tax risks associated with an investment in MLP securities.

—Tax Law Changes. Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the MLPs in which the Fund will invest. Any such changes could negatively impact the Fund’s Unitholders.

—Tax Risk of MLPs. The Fund’s ability to meet its investment objective will depend partially on the amounts of taxable income it is allocated and the amount of, distributions and dividends it receives from the securities in which it will invest, a factor over which it has no control. The benefit the Fund will derive from its investment in MLPs is largely dependent on the MLP’s being treated as partnerships for federal income tax purposes. As a partnership, a MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in a MLP’s business, a MLP were to be treated as a corporation for federal income tax purposes, it would be subject to federal income tax on its income at the graduated tax rates applicable to corporations (currently a maximum rate of 35%). In addition, if a MLP were to be classified as a corporation for federal income tax purposes, the amount of cash available for distribution by it would be reduced and distributions received by the Fund from it would be taxed under federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain). Therefore, treatment of MLPs as corporations for federal income tax purposes would result in a reduction in the after-tax return to the Fund, likely causing a reduction in the value of Common Units of the Fund.

—Deferred Tax Risks of MLPs. As an equity limited partner or member in the MLPs in which the Fund will invest, the Fund will be required to include in its taxable income its allocable share of income, gains, losses, deductions, and credits from those MLPs, regardless of whether they distribute any cash to the Fund. Historically, a significant portion of the income from MLPs has been offset by tax deductions. The Unitholders of the Fund will be taxed on the Fund’s allocable share of a MLP’s income and gains that is not offset by tax deductions, losses and credits. The portion, if any, of a distribution received by the Fund as an equity investor in a MLP that is offset by the MLP’s tax deductions, losses or credits will be treated as a tax-advantaged return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such equity securities or upon subsequent distributions in respect of such equity securities. The percentage of a MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for Unitholders of the Fund.

—Tax Risks of Corporations. The Fund may also invest in companies that are classified as corporations for federal income tax purposes. Any distributions received by the Fund from these companies will be taxed under federal income tax laws applicable to corporate distributions (as dividend income, return of capital or capital gain). The amount of a corporate distribution taxable to the Fund as a dividend will depend upon the earnings and profits of the company making the distribution. Historically, the types of corporate companies in which the Fund may invest generally have paid dividends to their equity holders in excess of earnings and profits. However, the earnings and profits of a corporation will fluctuate over time for a variety of reasons, including those discussed in this document. An increase in a corporation’s earnings and profits may result in a greater proportion of its corporate distributions being treated as a taxable dividend, resulting in an increased current tax liability to the Unitholders of the Fund. In addition, the Fund may invest in certain foreign entities that constitute “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes. As a result of an investment in a PFIC, the Fund may be subject to an interest charge or, if it makes a certain election, may be required to recognize taxable income related to such investment prior to its receipt of the corresponding cash.

—Deferred Tax Risks of Investing in Common Units of the Fund. A reduction in the percentage of the distributions received by the Fund that are offset by tax deductions, losses or credits, or an increase in its portfolio turnover, will reduce that portion of such distributions treated as a tax-advantaged return of capital and increase that portion treated as ordinary income, which would result in lower after-tax distributions to Unitholders.

Risks Associated with an Investment in Non-U.S. Companies. Investments in securities of non-U.S. companies are subject to certain additional risks.

—Non-U.S. Securities Risk. Investing in securities of non-U.S. issuers involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. Non-U.S. issuers in which the Fund may invest include royalty trusts. Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to shareholders as distributions. Royalty trusts have no physical operations and no management or employees. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs.

—Non-U.S. Currency Risk. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/U.S. dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of its investments.

—Currency Hedging Risk. The Fund may in the future hedge against currency risk resulting from investing in non-U.S. MLPs valued in non-U.S. currencies. Currency hedging transactions in which the Fund may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or the illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging transactions depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of hedging transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that the Fund might otherwise sell. The use of hedging transactions may result in the Fund incurring losses as a result of matters beyond the Fund’s control. For example losses may be incurred because of the imposition of exchange controls, the suspension of settlements or the Fund’s inability to deliver or receive a specified currency.

—Emerging Markets Risk. Investments in emerging markets instruments, while generally providing greater potential opportunity for capital appreciation and higher yields than investments in more developed market instruments, may also involve greater risk. Emerging markets may be subject to economic, social and political risks not applicable to instruments of developed market issuers, such as repatriation, exchange control or other monetary restrictions, taxation risks, and special considerations due to limited publicly available information, less stringent regulatory standards, and lack of uniformity in accounting. With respect to certain countries, there is a possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains or other income, limitations on the removal of funds or other assets of the Fund, political or social instability or diplomatic developments that could affect investments in those countries. An issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.

Equity Securities Risk. MLP common units and other equity securities of MLPs can be affected by macroeconomic, political, global and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the natural resource sector, changes in a particular company’s financial condition, or the unfavorable or unanticipated poor performance of a particular MLP (which is generally measured in terms of distributable cash flow). Prices of common units and other equity securities of individual MLPs can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

—MLP Subordinated Units. MLP subordinated units are not typically listed on an exchange or publicly traded. Holders of MLP subordinated units are entitled to receive a distribution only after the minimum quarterly distribution has been paid to holders of common units, but prior to payment of incentive distributions to the GP or managing member. MLP subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.

—GP and Managing Member Interests. Some GP and managing member interests are not publicly traded, though they may be owned by publicly traded entities, such as GPs of MLPs. A holder of GP or managing member interests can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. In addition, while a GP’s or managing member’s incentive distribution rights can mean that GPs and managing members have higher distribution growth prospects than their underlying MLPs, these incentive distribution payments would decline at a greater rate than the decline rate in quarterly distributions to common or subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. A GP or managing member interest can be redeemed by the MLP if the MLP unit holders choose to remove the GP, typically by a supermajority vote of the limited partners or members.

Small-Cap and Mid-Cap Company Risk. Certain of the MLPs in which the Fund may invest may have small or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively). Investing in the securities of small-cap or mid-cap MLPs presents some particular investment risks. These MLPs may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs, and may be more vulnerable to adverse general market or economic developments. Stocks of these MLPs may be less liquid than those of larger MLPs, and may experience greater price fluctuations than larger MLPs. In addition, small-cap or mid-cap company securities may not be widely followed by investors, which may result in reduced demand.

Risks of Non-MLP Issuers. Non-MLP issuers in which the Fund may invest generally operate in the energy and energy infrastructure sectors and are therefore subject to many of the same risks applicable to MLPs described herein, including operational risks, market risks, environmental risks and regulatory risks.  However, such issuers may be treated as “C” corporations for U.S. federal income tax purposes and, therefore, may not offer the tax benefits of MLP investments.  “C” corporations must pay entity-level corporate taxes, and their shareholders are also subject to taxes on any dividends received.

Debt Securities Risks. The Fund may invest in debt securities rated, at the time of investment, at least (i) B3 by Moody’s, (ii) B- by S&P or Fitch, or (iii) a comparable rating by another rating agency, provided, however, that the Fund may invest up to 5% of the Fund’s total assets in lower rated or unrated debt securities of MLPs, MLP Affiliates and other issuers in the energy and energy infrastructure sectors. Debt securities rated below investment grade are commonly known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions.

Debt securities are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, prepayment risk and, depending on their quality, other special risks.

 —Credit Risk. An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.

—Below Investment Grade and Unrated Debt Securities Risk. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

In addition, the prices of these below investment grade and unrated debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the natural resources industry or a general economic downturn, than are the prices of higher-grade securities. Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for the Fund to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in the Fund’s portfolio in the payment of principal or interest, the Fund may incur additional expense to the extent the Fund is required to seek recovery of such principal or interest.

—Reinvestment Risk. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer of the debt instrument to prepay principal prior to the debt instrument’s stated maturity. This is also sometimes known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in the Fund’s portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

Convertible Instrument Risk. The Fund may invest in convertible instruments issued by MLPs, MLP Affiliates and other issuers in the energy and energy infrastructure sectors. A convertible instrument is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common shares of the same or a different issuer within a particular period of time at a specified price or formula. Convertible debt instruments have characteristics of both fixed income and equity investments. Convertible instruments are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed-income securities. As the market price of the equity security underlying a convertible instrument falls, the convertible instrument tends to trade on the basis of its yield and other fixed-income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. The Fund may invest in convertible instruments that have varying conversion values. Convertible instruments are typically issued at prices that represent a premium to their conversion value. Accordingly, the value of a convertible instruments increases (or decreases) as the price of the underlying equity security increases (or decreases). If a convertible instrument held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the instrument, or convert it into the underlying stock, and will hold the stock to the extent the Adviser determines that such equity investment is consistent with the investment objective of the Fund.

Interest Rate Risk. The market value of bonds and other fixed-income or dividend- or distribution paying securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other income- or dividend- or distribution-paying securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. Any use of leverage by the Fund will tend to increase the Fund’s interest rate risk.

Rising interest rates may also adversely affect the financial performance of companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner. This risk is also heightened since certain interest rates are currently at historically low levels.

Strategic Transactions Risk. Although the Fund will not invest in exchange-traded futures contracts or options on such contracts, the Fund may engage in certain strategies for purposes such as seeking to hedge various market risks inherent in the Fund’s portfolio, to manage the effective maturity or duration of income-producing securities in the Fund’s portfolio or for other portfolio management purposes. These strategies may be executed through the use of derivative contracts. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other security instruments, and may enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps and invest in forward contracts. The Fund also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Fund’s ability to predict pertinent market movements, which cannot be assured. Thus, their use may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash, or other assets held in margin accounts with respect to derivative transactions, are not otherwise available to the Fund for investment purposes.

The Fund may write covered call options. As the writer of a covered call option, the Fund gives up the opportunity during the option’s life to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If the Fund were unable to close out a covered call option that the Fund had written on a security, the Fund would not be able to sell the underlying security unless the option expired without exercise.

Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the Fund’s common units. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s common units. If the Fund fails to maintain any required asset coverage ratios in connection with any use by the Fund of certain instruments, the Fund may be required to redeem or prepay some or all of such instruments. Such redemption or prepayment would likely result in the Fund’s seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund’s use of swaps or caps could enhance or harm the overall performance of the Common Units. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Units. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce the Fund’s net earnings. Buying interest rate caps could decrease the net earnings of the Fund in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had the Fund not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund’s portfolio assets being hedged. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the Fund.

The Fund may invest in forward contracts entered into directly with banks, financial institutions and other dealers acting as principal. Forward contracts may not be liquid in all circumstances, so that in volatile markets, the Fund to the extent it wishes to do so may not be able to close out a position by taking another position equal and opposite to such position on a timely basis or without incurring a sizeable loss. Closing transactions with respect to forward contracts usually are effected with the counterparty who is a party to the original forward contract and generally require the consent of such trader. There can be no assurance that the Fund will be able to close out its obligations.

There are no limitations on daily price moves in forward contracts. Banks and other financial institutions with which the Fund may maintain accounts may require the Fund to deposit margin with respect to such trading. Banks are not required to continue to make markets in forward contracts. There have been periods during which certain banks have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank is prepared to buy and that at which it is prepared to sell. Trading of forward contracts through banks is not regulated by any U.S. governmental agency. The Fund will be subject to the risk of bank failure and the inability of, or refusal by, a bank to perform with respect to such contracts.

To the extent the terms of such transactions obligate the Fund to make payments, the Fund intends to earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. Such segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions. As a result of such segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Dodd-Frank Act Title VII Risk. Title VII (the “Derivatives Title”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) imposes a new regulatory structure on derivatives markets, with particular emphasis on swaps and security-based swaps (collectively “swaps”). This new regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. The SEC, other U.S. regulators, and to a lesser extent the CFTC (the “Regulators”) still are in the process of adopting regulations to implement the Derivatives Title, though certain aspects of the new regulatory structure are substantially complete. Until the Regulators complete their rulemaking efforts, the full extent to which the Derivatives Title and the rules adopted thereunder will impact the Fund is unclear. It is possible that the continued development of this new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Adviser, or at least make them more costly.

Recently, new regulations have required the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). Together, these new regulatory requirements change the Fund’s trading of Covered Swaps. With respect to mandatory central clearing, the Fund is now required to clear any Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. With respect to mandatory exchange trading, the Adviser may be required to become a participant of a new type of execution platform called a swap execution facility (“SEF”) or may be required to access the SEF through an intermediary (such as an executing broker) in order to be able to trade Covered Swaps for the Fund. In either scenario, the Adviser and/or the Fund may incur additional legal and compliance costs and transaction fees. Just as with the other regulatory changes imposed as a result of the implementation of the Derivatives Title, the increased costs and fees associated with trading Covered Swaps may jeopardize certain trades and/or trading strategies that may be employed by the Adviser, or at least make them more costly.

Additionally, the Regulators plan to finalize proposed regulations that would require swap dealers to collect from the Fund initial margin and variation margin for uncleared derivatives transactions and that would impose upon swap dealers new capital requirements. These requirements, when finalized, may make certain types of trades and/or trading strategies more costly.

There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Adviser cannot know how the derivatives market will adjust to new regulations. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

Investment Funds Risk. The Fund may seek to gain exposure to the types of securities in which the Fund may invest directly by investing in securities of other investment funds, including closed-end investment companies or open-end investment companies, including exchange-traded funds. As an investor in an investment fund, the

Fund would bear its ratable share of that investment fund’s expenses, and would remain subject to payment of the Fund’s investment advisory fees with respect to the assets so invested. Investors would therefore be subject to duplicative expenses to the extent the Fund invests in other investment funds. In addition, the securities of other investment funds may also be leveraged and will therefore be subject to leverage risks.

Non-Diversification Risk. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. To the extent the Fund invests a relatively high percentage of the Fund’s assets in the securities of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Valuation Risk. Market prices may not be readily available for certain of the Fund’s investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Trustees (the “Board”) or its designee pursuant to procedures adopted by the Board. Restrictions on resale or the absence of a liquid secondary market may adversely affect the Fund’s ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the Fund’s most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Fund may not be able to realize these securities’ true value or may have to delay their sale in order to do so. When determining the fair value of an asset, the Adviser will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Portfolio Turnover Risk. The Fund anticipates that its annual portfolio turnover rate will vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Recent Economic and Market Crisis. Global financial markets have experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things. These events contributed to severe market volatility and caused severe liquidity strains in the credit markets. Volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

A return to unfavorable economic conditions or sustained economic slowdown may place downward pressure on oil and natural gas prices and may adversely affect the ability of MLPs to sustain their historical distribution levels, which in turn, may adversely affect the Fund. MLPs that have historically relied heavily on outside capital to fund their growth have been impacted by the contraction in the capital markets. The continued recovery of the MLP sector is dependent on several factors, including the recovery of the financial sector, the general economy and the commodity markets.

Various social, political, and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. A U.S. or global economic downturn could adversely impact the Fund’s portfolio. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective. The Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets in the Fund’s portfolio. The Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Legislation and Regulation Risk. At any time after the date of this Memorandum, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the Fund entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated.

The Dodd-Frank Act, which was signed into law in July 2010, has resulted in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of rating agencies; and the enactment of new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect the Fund or its counterparties. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers of securities in which the Fund invests may also be affected by the new legislation and regulation in ways that are currently unknown and unforeseeable.

On February 9, 2012, the U.S. Commodity Futures Trading Commission (“CFTC”) adopted amendments to its rules relating to the ability of an investment adviser to a registered investment company to claim an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”). The Fund intends to limit its investments such that the Adviser may continue to claim the exclusion with respect to the Fund, which may limit the Fund’s ability to use certain derivative instruments, including futures, options on futures and swaps.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011 the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund. The Adviser cannot predict the effects of these regulations on the Fund’s portfolio. The Adviser intends to monitor developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

Moreover, the SEC is reportedly developing rules designed to address perceived systemic risks posed by the asset management industry. These rules reportedly may require asset managers, such as the Adviser, to give the SEC additional data about funds’ portfolio holdings, to conduct stress tests on their funds to determine how they would weather economic shocks such as a sudden change in interest rates and to develop “living wills” for their funds describing how their businesses can be sold in an orderly manner should they become insolvent or otherwise go out of business. Any such new rules could increase the Fund’s expenses and impact its returns to Unitholders.

Terrorism and Market Disruption Risk. The terrorist attacks on September 11, 2001 had a disruptive effect on the U.S. economy and securities markets. United States military and related action in Iraq and Afghanistan is ongoing and events in the Middle East could have significant, continuing adverse effects on the U.S. economy in general and the natural resource sector in particular. Global political and economic instability could affect an MLP’s operations in unpredictable ways, including through disruptions of natural resource supplies and markets and the resulting volatility in commodity prices. The U.S. government has issued warnings that natural resource assets, specifically pipeline infrastructure and production, transmission and distribution facilities, may be future targets of terrorist activities. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

Cybersecurity Risk.  Technology, such as the internet, has become more prevalent in the course of business, and as such, the Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause the Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Risk Factors—Portfolio Management

Investment Management Risk. The Fund’s portfolio is subject to investment management risk because it will be actively managed. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results. The decisions with respect to the management of the Fund are made exclusively by the Adviser, subject to the oversight of the Board. Investors have no right or power to take part in the management of the Fund. The Adviser also is responsible for all of the trading and investment decisions of the Fund. In the event of the withdrawal or bankruptcy of the Adviser, the Board may be unable to come to terms with a replacement investment adviser, and the affairs of the Fund could be wound-up and its assets liquidated.

Dependence on Key Personnel of the Adviser. The Fund is dependent upon the Adviser’s key personnel for its future success and upon their access to certain individuals and investments in the natural resource industry. In particular, the Fund will depend on the diligence, skill and network of business contacts of the personnel of the Adviser and its portfolio managers, who will evaluate, negotiate, structure, close and monitor the Fund’s investments. The portfolio managers do not have long-term employment contracts with the Adviser. They may have equity interests and other financial incentives to remain with the firm. The Fund will also depend on the senior management of the Adviser, including particularly Jerry V. Swank. The departure of Mr. Swank or another of the Adviser’s senior management could have a material adverse effect on the Fund’s ability to achieve its investment objective. In addition, the Fund can offer no assurance that the Adviser will remain its investment adviser, or that the Fund will continue to have access to the Adviser’s industry contacts and deal flow.

Conflicts of Interest with the Adviser. Conflicts of interest may arise because the Adviser and its affiliates generally will be carrying on substantial investment activities for other clients, including, but not limited to, other investment vehicles for which the Adviser serves as investment adviser or general partner of such vehicles (“Affiliated Funds”), in which the Fund will have no interest. The Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades. The Adviser or its affiliates may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to the Fund’s. Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limiting the size of the Fund’s position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Board and officers have a fiduciary obligation to act in the Fund’s best interest.

The Fund’s investment opportunities may be limited by affiliations of the Adviser or its affiliates with MLPs. Additionally, to the extent that the Adviser sources and structures private investments in MLPs, certain employees of the Adviser may become aware of actions planned by MLPs, such as acquisitions that may not be announced to the public. It is possible that the Fund could be precluded from investing in an MLP about which the Adviser has material non-public information; however, it is the Adviser’s intention to ensure that any material non-public information available to certain of the Adviser’s employees not be shared with those employees responsible for the purchase and sale of publicly traded MLP. The Adviser manages several Affiliated Funds. Some of the Affiliated Funds have investment objectives that are similar to or overlap with the Fund. Further, the Adviser may at some time in the future manage other investment funds with the same investment objective as the Fund.

The Adviser and its affiliates generally will be carrying on substantial investment activities for other clients, including, but not limited to, the Affiliated Funds, in which the Fund will have no interest. Investment decisions for the Fund are made independently from those of such other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion in accordance with the clients’ various investment objectives and procedures adopted by the Adviser and approved by the Board. In some cases, this system may adversely affect the price or size of the position the Fund may obtain.

The Fund’s investment opportunities may be limited by investment opportunities in the MLPs that the Adviser is evaluating for the Affiliated Funds. To the extent a potential investment is appropriate for the Fund and one or more of the Affiliated Funds, the Adviser will need to fairly allocate that investment to the Fund or an Affiliated Fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. There may occur an attractive limited investment opportunity suitable for the Fund in which the Fund cannot invest under the particular allocation method being used for that investment.

The Fund and its Affiliated Fund may be precluded from co-investing in private placements of securities as a result of the requirements of the 1940 Act. Except as permitted by law or positions of the staff of the SEC, the Adviser will not co-invest its other clients’ assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing, the Adviser will allocate private investment opportunities among its clients, including but not limited to the Fund and the Affiliated Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the Fund.

The Management Fee payable to the Adviser is based on the value of the Fund’s Managed Assets, as periodically determined. A percentage of the Fund’s net assets may be relatively illiquid securities for which market quotations will not be readily available. Although the Fund will adopt valuation procedures designed to determine valuations of such illiquid securities in a manner that reflects their fair value, there typically is a range of possible prices that may be established for each individual security.

Financial Leverage Risk. Although the Fund has no current intention to borrow or otherwise engage in Financial Leverage, the Fund is authorized to do so in an amount not to exceed 10% of its total assets (including the proceeds of any such Financial Leverage). The Fund may employ leverage through the issuance of senior securities represented by indebtedness, including through bank borrowing by the Fund or issuance by the Fund of notes, commercial paper or other forms of debt (“Indebtedness”), through the issuance of preferred interests and through certain portfolio transactions such as reverse repurchase agreements, dollar rolls, total return and other swaps, and derivative instruments that have characteristics similar to such senior securities or through a combination of the foregoing (collectively “Financial Leverage”). Any such use of Financial Leverage does not require the prior consent of the Unitholders, although the Fund would give prior notice to the Unitholders prior to engaging in any such leverage transactions. The use of Financial Leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund employs leverage in its investment operations, the Fund will be subject to increased risk of loss. To the extent the return on securities purchased with funds received from the use of Financial Leverage exceeds the cost of such Financial Leverage (including increased expenses to the Fund), the Fund’s total return will be greater than if Financial Leverage had not been used. Conversely, if the return derived from such securities is less than the cost of Financial Leverage (including increased expenses to the Fund), the Fund’s total return will be less than if Financial Leverage had not been used. If Financial Leverage is utilized, there is no assurance that any such Financial Leverage strategy will be successful.

The fees paid to the Adviser will be calculated on the basis of the Fund’s Managed Assets, which include proceeds from Financial Leverage. During periods in which the Fund uses Financial Leverage, the Investment Management Fee payable to the Adviser will be higher than if the Fund did not use Financial Leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets.

Risk Factors—Tax Risks of The Fund

In addition to other risk considerations, an investment in Common Units of the Fund will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail elsewhere in this prospectus. Tax matters are complicated, and the foreign and U.S. federal, state and local tax consequences of the purchase and ownership of Common Units of the Fund will depend on the facts of each investor’s situation. Prospective investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.

Tax Reporting. The Fund has elected to be treated as a partnership for federal income tax purposes. The Fund will provide Schedules K-1 to the Unitholders as soon as practicable after receipt of all of the necessary information from the underlying companies in which the Fund invests. Schedules K-1 will not be available any earlier than the time at which the Fund’s annual audit is completed. The Fund will not be able to provide final Schedules K-1 to Unitholders for any given fiscal year until after April 15 of the following year. Unitholders should be prepared to obtain extensions of the filing deadline for their federal, state, and local income tax returns. In addition to the U.S. federal income tax consequences from owning Common Units, Unitholders will likely be subject to other taxes, including state and local franchise, withholding, income, capital gain, or other tax payment obligations that are imposed by the various jurisdictions in which an MLP in which the Fund invests does business or owns property. A Unitholder may be required to file state and local income tax returns and to pay state and local income taxes in many or all of the jurisdictions in which an MLP in which the Fund invests is deemed to be doing business. These state and local income tax filing requirements may be significant, and a Unitholder may be subject to penalties for failure to comply with these requirements. It is the responsibility of each Unitholder to file all federal, state, and local tax returns and to pay any applicable taxes due with such returns.

Tax Audit. An audit of the Fund may result in an audit of the tax returns of some or all of the Unitholders, which audit could result in adjustments to the tax consequences initially reported by the Fund and could affect items on an Unitholder’s tax return that are not related to such Unitholder’s investment in the Fund. If such adjustments result in an increase in an Unitholder’s federal income tax liability for any taxable year, such Unitholder may also be liable for interest and penalties with respect to the underpayment.

Unrelated Business Taxable Income Risks. An investment in the Fund will generate unrelated business taxable income for U.S. federal income tax purposes (and may have other adverse tax consequences) for pension funds, Keogh plans, individual retirement accounts, tax-exempt institutions and other tax-exempt investors. Accordingly, such prospective Unitholders are urged to consult their own tax advisors concerning possible federal, state, local and non-U.S. tax consequences from an investment in the Fund.

U.S. Trade or Business. Given the nature of the Fund’s investment activities, Unitholders that are non-U.S. persons will be treated as engaged in a U.S. trade or business as determined for U.S. federal income tax purposes, and such Unitholders generally would be subject to regular U.S. federal income taxation on their allocable share of Fund income effectively connected with such trade or business. In addition, Unitholders that are foreign corporations may also be subject to a 30% U.S. branch profits tax (unless reduced or eliminated by an applicable treaty). Accordingly, each such non-U.S. person Unitholder would be required to file a U.S. federal income tax return reporting its allocable share of such effectively connected Fund income and to pay U.S. federal income tax at regular U.S. rates on that income. In addition, for each quarter the Fund would be required to withhold and pay over to the IRS estimated U.S. federal income tax with respect to such income. See “Item 10.4 Taxes—Certain Considerations for Non-U.S. Unitholders”.

Risk Factors—Fund Structure Risks

General Structural Risks. The Fund is part of a master/feeder arrangement in which the Fund is the master fund. The Feeder Fund will generally be dependent on the Fund to distribute sufficient cash to allow the Feeder Fund to pay its expenses and distributions. In order to finance the repurchase of Units pursuant to tender offers, the Feeder Fund will be dependent on the Fund conducting a repurchase offer at approximately the same time to allow the Feeder Fund to liquidate a portion of its investment in the Fund. The Fund may accept investments from other feeder funds in addition to the Feeder Fund (including other feeder funds that may not be investment companies registered under the 1940 Act), in which case the Feeder Fund’s percentage ownership interest in the Fund will be diluted. Because any such additional feeder funds can set their own transaction minimums, feeder-specific expenses, and other conditions, one feeder fund could offer access to the Fund on more attractive terms, or could experience better performance than another feeder fund. Other feeder funds investing in the Fund may also conduct periodic share repurchase offers. If other feeder funds tender for a significant portion of their shares in a tender offer, the assets of the Fund will decrease. This could cause the Fund’s expense ratio to increase.

A change in the investment objective, policies or restrictions of the Fund may cause a Feeder Fund to seek to have its interests repurchased by the Fund. Alternatively, a Feeder Fund could seek to change its investment objective, policies or restrictions to conform to those of the Fund.

If a feeder fund is asked to vote on any matters concerning the Fund, the feeder fund will hold a meeting of Unitholders and will vote its interest in the Fund in the same manner as fund interests are voted on regarding those matters. Smaller feeder funds may be harmed by the actions of larger feeder funds and investors in a larger feeder fund will have more voting power than the investors in a smaller feeder fund over the operations of the Fund.

Limited Operating History. The Fund has limited operating history and is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of an investment in the Fund could decline substantially.

Transfer Restrictions. The Fund does not intend to list the Common Units for trading on any national securities exchange. There is no secondary trading market for the Common Units, and there is no assurance that a secondary market will develop. The Common Units are therefore not readily marketable. The prior written consent of the Adviser is required for any transfer of Common Units. In addition, the Common Units will be subject to transfer restrictions that permit transfers only to persons who satisfy certain net worth requirements or who otherwise meet the standard for an Accredited Investor. If you attempt to transfer your units to someone who is not an Accredited Investor, the transfer will not be permitted and will be void.

Limited Liquidity of Common Units. The Fund may, from time to time, conduct tender offers to repurchase Common Units from Unitholders in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. Each such tender offer may be limited and will generally apply to up to 40% of the net assets of the Fund at that time. In determining whether the Fund should conduct a tender offer to repurchase Common Units, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser currently expects that it will generally recommend to the Board that the Fund conduct tender offers to repurchase Common Units quarterly. However, the Fund is not required to conduct tender offers and may be less likely to conduct tender offers during periods of exceptional market conditions. There is no guarantee that a Unitholder will be able to sell all of the Common Units desired to be sold by such Unitholder in any particular tender offer. If a tender offer is oversubscribed by Unitholders, the Fund will purchase only a pro rata portion of the Common Units tendered by each Unitholder. The potential for pro ration may cause some investors to tender more Common Units for repurchase than they wish to have repurchased. The Fund’s tender offer policies will have the effect of decreasing the size of the Fund over time from what it otherwise would have been and may force the Fund to sell assets it would not otherwise sell, reduce the investment opportunities available to the Fund and/or cause the Fund’s expense ratio to increase.

(b)       Effects of Leverage.  Not applicable.

8.4       Other Policies. Not applicable.

8.5        Share Price Date. Not Applicable.

8.6        Business Development Companies. Not applicable.

Item 9    Management

9.1       General

(a)       Board of Trustees. The Fund is governed by a board of trustees (the “Board” or “Trustees”), 75% of whom are be independent for purposes of the 1940 Act (“Independent Trustees”). The Board is charged with, among other things, overseeing the performance of all parties that provide services to the Fund, selecting the independent auditors of the Fund and reviewing and approving all material service contracts, including any investment advisory arrangement and any other contracts required to be so approved under the 1940 Act.

(b)       Investment Advisor. Cushing Asset Management, LP serves as the investment manager to the Fund (the “Adviser”). The Adviser is an investment adviser registered with the SEC pursuant to the Investment Advisers Act of 1940, as amended (“Advisers Act”). The Adviser is located 8117 Preston Road, Suite 440, Dallas, Texas 75225.

The Investment Management Agreement between the Fund and the Adviser (the “Investment Management Agreement”) may be terminated by Board action or by a vote of a majority of the holders of the Fund’s Common Units and Preferred Units (collectively, the “Unitholders”) on 60 days’ prior written notice to the Adviser. The Investment Management Agreement may be terminated by the Adviser on 60 days’ prior written notice to the Fund.

The Adviser will receive a management fee from the Fund that is borne by each investor on a pro rata basis in proportion to its investment (the “Investment Management Fee”). See Item 9.1(f).

A discussion regarding the basis for the Board approving the Investment Management Agreement will be available in the Fund’s initial report to Unitholders.

(c)        Portfolio Management. Jerry V. Swank, Elizabeth F. Toudouze and John M. Musgrave are the portfolio managers of the Fund.

Jerry V. Swank, Founder and Managing Partner. Jerry V. Swank, Founder and Managing Partner of the Adviser, has extensive experience in investment management and research analysis. Mr. Swank formed Swank Capital, LLC, the general partner of the Adviser, in 2000 to provide proprietary energy research to a select group of institutional investors, emphasizing in-depth independent research. Prior to forming Swank Capital, LLC, Mr. Swank spent five years with John S. Herold (now part of IHS, Inc.) (“Herold”). Herold was an oil & gas research and consulting company. He joined Herold in 1995 and served as Managing Director heading up its sales and new product development team until May 1998, when he assumed the position of President. During this period, Mr. Swank developed an in-depth knowledge of the worldwide energy industry, sector profitability, global growth prospects and supply/demand dynamics. Prior to joining Herold, Mr. Swank spent 14 years with Credit Suisse First Boston Corporation in Institutional Equity and Fixed Income Sales in its Dallas office from 1980 to 1995. From 1985 to 1995 he was a Credit Suisse First Boston Corporation Director and Southwestern Regional Sales Manager. Prior to Credit Suisse First Boston Corporation, Mr. Swank worked from 1976 to 1980 on the buy side as an analyst and portfolio manager with Mercantile Texas Corp. Mr. Swank received a B.A. from the University of Missouri (Economics) in 1973 and an M.B.A. from the University of North Texas in 1978. Mr. Swank has served on the Board of Directors of John S. Herold, Inc., Matador Petroleum Corporation and Advantage Acceptance, Inc. and currently serves on the board of directors of The Dalrymple Global Resources Offshore Fund, Ltd., The Cushing® MLP Total Return Fund, Cushing® Funds Trust, The Cushing® Royalty & Income Fund, Central Energy Partners, LP and E-T Energy Ltd. Mr. Swank has been a portfolio manager of the Feeder Fund since its inception.

Elizabeth F. Toudouze, Partner and Portfolio Manager. Elizabeth F. Toudouze, Partner and a Portfolio Manager of the Adviser, joined the Adviser in 2005. Prior to joining the Adviser, she established and ran a family office where she developed investment policies, set asset allocations, and analyzed investments in both private and public markets. Prior to that, she spent a combined seven years in the private wealth divisions of Bank of America, Morgan Stanley, and JP Morgan. Previously, she worked for ten years at hedge fund Paragon Associates as an analyst, trader, and portfolio manager. She worked on the institutional trading desk at Merrill Lynch for three years prior to Paragon. Ms. Toudouze received her BBA from Southern Methodist University and an MBA from The Cox

School of Business at Southern Methodist University. Ms. Toudouze has been a portfolio manager of the Feeder Fund since its inception.

John M. Musgrave, Managing Director and Senior Research Analyst. John M. Musgrave, Managing Director and Senior Research Analyst, joined the Adviser in 2007. Prior to joining the Adviser, Mr. Musgrave worked in the investment banking division of Citigroup Global Markets Inc., where he focused on corporate finance and mergers and acquisitions in a wide range of industries, including energy MLPs. He also worked previously as an analyst for the Global Energy Group of UBS Investment Bank. Mr. Musgrave received his B.B.A. in Finance from Texas A&M University. Mr. Musgrave has been a portfolio manager of the Feeder Fund since July 2012.

(d)       Administrator. U.S. Bancorp Fund Services, LLC, 777 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the Administrator for the Fund (the “Administrator”) and provides the Fund with, among other things, compliance oversight, financial reporting oversight and tax reporting. The Fund pays the Administrator a monthly fee computed at an annual rate of 0.07% of the first $100 million of Managed Assets, 0.05% on the next $200 million of Managed Assets and 0.04% on the balance of Managed Assets above $300 million, subject to a minimum annual fee of $45,000.

The Administrator also serves as fund accountant pursuant to a fund accounting servicing agreement and provides the Fund with, among other things, portfolio accounting, expense accrual and payment, fund valuation and financial reporting and tax accounting services. The Fund pays the Administrator a monthly fee computed at an annual rate of $30,000 on the first $100 million of Managed Assets, 1 basis point on the next $200 million of Managed Assets and 0.50 basis points on the balance of Managed Assets.

The Fund will also pay for the Administrator’s out-of-pocket expenses.

(e)       Transfer Agent and Custodian. The Administrator also serves as transfer agent for the Fund.  The Fund pays annual per investor transfer agency fees.

U.S. Bank, National Association, 1555 N. Riveright Dr., Suite 302, Milwaukee, Wisconsin 53212, serves as custodian for the Fund (the “Custodian”) and is responsible for, among other things, receipt of and disbursement of funds from the Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

The Custodian, the Transfer Agent and the Administrator are affiliates of each other.

(f)       Expenses. Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Adviser a fee at an annual rate equal to 1.00% of the Fund’s Managed Assets, payable monthly in arrears, calculated as of the first business day of each calendar month (the “Management Fee”). The Management Fee will be borne by each investor on a pro rata basis in proportion to its ownership in the Fund. “Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to Financial Leverage (as defined herein), including, without limitation, Financial Leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies, and/or (iv) any other means. Because Managed Assets include proceeds from Financial Leverage, the Investment Management Fee payable to the Adviser will be higher during periods in which the Fund uses Financial Leverage than if the Fund did not use Financial Leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Although the Fund has no current intention to borrow or otherwise engage in Financial Leverage, the Fund is authorized to do so in an amount not to exceed 10% of its total assets (including the proceeds of any such Financial Leverage).

The Administrator receives administration fees as described in Item 9.1(d).

In addition to the Management Fees and administration fees, the Fund is also be responsible for paying its operating expenses. Such operating expenses of the Fund include, but are not limited to, fees of the Trustees, fees and expenses of custodians, transfer and distribution agents, counsel to the Fund and counsel to the Independent Trustees, insurance, filings and registrations, proxy expenses, communications to investors, interest, taxes, portfolio transaction expenses, indemnification, litigation and other extraordinary expenses and such other expenses as are approved by the Board as being reasonably related to the offering, capitalization, operation or administration of the Fund.

The Fund will also be responsible for paying its organizational expenses. Such organization expenses include, but are not limited to, legal fees, trustee fees and accounting fees.

The Adviser has contractually agreed, for a period of one year from the date of the conversion of the Feeder Fund to a master/feeder structure, to waive a portion of the Management Fee and/or reimburse the Fund for certain operating expenses so that the annual expenses (exclusive of any taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization (other than the conversion of the Feeder Fund to a master/feeder structure), acquired fund fees and expenses, or extraordinary expenses such as litigation) of the Fund do not exceed 1.50% of the Fund’s Managed Assets. This waiver agreement may be terminated only with the consent of the Board of Trustees.

(g)       Affiliated Brokerage. Not applicable.

9.2       Non-resident Managers. Not applicable.

9.3       Control Persons. As of May 31, 2015, no Common Units of the Fund were outstanding and no person held more than 25% of the Common Units of the Fund. It is expected that immediately following the conversion of the Feeder Fund to a master/feeder structure on or about July 1, 2015, all of the outstanding Common Units will be held by the Feeder Fund and no person other than the Feeder Fund will hold more than 25% of the outstanding Common Units of the Fund.

Item 10    Capital Stock, Long-Term Debt, and Other Securities

10.1     Capital Stock

Common Units. The Fund is authorized to issue an unlimited number of Common Units. The Common Units have no preference, preemptive, conversion, appraisal, exchange or redemption rights, and there are no sinking fund provisions applicable to the Common Units. Each Unitholder has one vote per Common Unit held by it on all matters subject to approval by the Unitholders. Further, holders of Common Units have the right to elect Trustees, which shall be governed by plurality voting. If a feeder fund is asked to vote on any matters concerning the Fund, the feeder fund will hold a meeting of unitholders and will vote its interest in the Fund in the same manner as fund interests are voted on regarding those matters. When issued against payment therefor, the Common Units will be fully paid and nonassessable. No person has any liability for obligations of the Fund by reason of owning Common Units, although each person that subscribes for Common Units is liable for the full amount of such subscription in accordance with and subject to the terms of the related Subscription Agreement.

The Declaration of Trust may be amended by the Board without a vote of holders of Common Units or Preferred Units in any manner that does not materially and adversely affect the contract rights of the Common Units or the Preferred Units, by the affirmative vote of not less than a majority of the Common Units and Preferred Units outstanding and entitled to vote in the case of any amendment that does adversely and materially affect the contract rights of the Common Units and the Preferred Units and by the affirmation vote of not less than a majority of the outstanding Common Units or Preferred Units voting as a separate class in the event of any amendment that adversely and materially affects the contract rights of one class but not the other or affects one class materially differently than the other class. The Fund may merge or consolidate with any other entity, or sell, lease or exchange all or substantially all of the Fund’s assets upon the affirmative vote of not less than two-thirds of the holders of the Common Units and Preferred Units entitled to vote thereon.

The Fund is perpetual subject to liquidation upon a vote of 75% of the Units eligible to be voted thereon or upon the occurrence of certain events set forth in the Declaration of Trust.

The Common Units are junior to the Preferred Units and indebtedness and other liabilities of the Fund and prospective investors should review the terms of the Fund’s debt and Preferred Units to understand fully the extent of subordination of the Common Units and the limitations on distributions, voting rights and other matters imposed by the terms of such other securities.

The Common Units are not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any of the states of the United States. The Fund may offer Common Units from time to time to “accredited investors,” as such term is defined in Regulation D under the Securities Act, through private placements made in reliance upon an exemption from the registration requirements of the Securities Act for offers and sales of securities which do not involve any public offering and analogous exemptions under state securities laws. This Registration Statement does not constitute an offer to sell or the solicitation of an offer to buy Common Units.

The Fund does not intend to list the Common Units for trading on any national securities exchange. There is no secondary trading market for the Common Units, and there is no assurance that a secondary market will develop. The prior written consent of the Adviser is required for any transfer of Common Units. In addition, the Common Units will be subject to transfer restrictions that permit transfers only to persons who satisfy certain net worth requirements or who otherwise meet the standard for an Accredited Investor.

The Fund may, from time to time, conduct tender offers to repurchase Common Units from Unitholders in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. Each such tender offer may be limited and will generally apply to up to 40% of the net assets of the Fund at that time. In determining whether the Fund should conduct a tender offer to repurchase Common Units, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser currently expects that it will generally recommend to the Board that the Fund conduct tender offers to repurchase Common Units quarterly, typically on the last Business Day of March, June, September and December. However, the Fund is not required to conduct tender offers and may be less likely to conduct tender offers during periods of exceptional market conditions.

In determining whether to conduct a tender offer to repurchase Common Units, the Board may consider the following factors, among others:

•	whether any Unitholders have requested to tender Common Units to the Fund;

•	the liquidity of the Fund’s assets;

•	the investment plans and working capital and reserve requirements of the Fund;

•	the history of the Fund in conducting tender offers to repurchase Common Units;

•	the conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	any anticipated tax or regulatory consequences to the Fund of any proposed tender offer to repurchase Common Units; and

•	the recommendations of the Adviser.

The Fund will conduct tender offers pursuant to written tenders on terms and conditions that the Board determines, in its sole discretion, to be fair to the Fund and to all Unitholders of the Fund. The value of the Common Units that are being repurchased will be equal to their aggregate NAV as of the applicable valuation date for such tender offer (the “Valuation Date”). When the Board determines that the Fund will conduct a tender offer to repurchase Common Units, notice will be provided to Unitholders describing the terms of the tender offer, containing information Unitholders should consider in deciding whether to participate in the tender offer and containing information on how to participate. Repurchases of Common Units pursuant to tender offers will be effective after receipt and acceptance by the Fund of all eligible written tenders of Common Units from Unitholders. If in the aggregate Unitholders tender more than the number of Common Units which the Fund has offered to repurchase, the Fund will repurchase duly tendered Common Units from participating Unitholders on a pro rata basis.

The Fund expects to employ the following tender offer procedures:

—If the Board elects to conduct a tender offer to repurchase Common Units, the Fund will send each Unitholder an offer to repurchase that explains the terms and conditions of the tender offer. This offer to repurchase will be sent to Unitholders at least 20 Business Days prior to the date on which the Unitholder must notify the Fund that the Unitholder has elected to tender Units to the Fund (the “Notice Date”).

—A Unitholder choosing to tender Unit for repurchase must do so prior to the Notice Date, which generally will be approximately 45 calendar days prior to the Valuation Date, which is generally expected to be the last Business Day of March, June, September or December.

—Promptly after the Notice Date, the Fund will issue to each Unitholder whose Common Units have been accepted for repurchase pursuant to the tender offer a repurchase instrument (the “Repurchase Instrument”), which will be held by a designated escrow agent, entitling the Unitholder to be paid an amount equal to the value, determined as of the Valuation Date (the “Payment Amount”), of the repurchased Common Units.

—The Repurchase Instrument will be non-interest bearing, non-transferable and non-negotiable. Once issued a Repurchase Instrument, an investor will no longer be a Unitholder of the Fund under applicable state law and will not have the rights of a Unitholder, including without limitation voting rights. However, until the Valuation Date an investor will continue to be treated as a partner in the Fund for U.S. income tax purposes and to have the rights that a Unitholder would have to inspect the books and records of the Fund and to receive financial and other reports relating to the Fund.

—Payment in respect of the Repurchase Instrument will be made approximately 10 days after the Valuation Date. Payment in respect of the Repurchase Instrument will be made in one or more installments. The Repurchase Instrument may be prepaid, without premium, penalty or notice, at any time on or after the Valuation Date.

—Although the amounts required to be paid by the Fund under the Repurchase Instrument will generally be paid in cash, the Fund may under certain limited circumstances and subject to applicable regulatory requirements pay all or a portion of the amounts due by an in-kind distribution of securities. Marketable securities used to satisfy an in-kind distribution will be valued in accordance with the Fund’s valuation procedures and will be distributed to all tendering Unitholders on a proportionate basis. If payments are made in kind to a tendering Unitholder, such Unitholder may incur tax liability and brokerage costs in converting such securities to cash.

If modification of the Fund’s tender offer procedures as described above is deemed necessary to comply with regulatory requirements or otherwise advisable, the Board will adopt revised tender offer procedures reasonably designed to provide Unitholders substantially the same liquidity for Common Units as would be available under the procedures described above.

In the event that the Adviser or any of their affiliates holds Common Units, the Common Units may be tendered for repurchase in connection with any tender offer made by the Fund.

Payment for repurchased Common Units may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment-related expenses as a result of higher portfolio turnover rates.

Mandatory Tenders. The Declaration of Trust grants the Board the authority to require a Unitholder to tender its Common Units for repurchase by the Fund (a “Mandatory Tender”), without consent or other action by the Unitholder or other person, if the Board in its sole discretion determines that:

•	the Common Units had been transferred to or vested in any person in violation of the Declaration of Trust;

•
ownership of the Common Units by a Unitholder or other person is likely to cause the Fund to be in violation of, or subject the Fund to new or additional registration or regulation under the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•
continued ownership of the Common Units by an Unitholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any Unitholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a Unitholder or other person in connection with the acquisition of Common Units was not true when made or has ceased to be true;

•	ownership of the Common Units by the Unitholder would cause the Fund to be subject to additional regulatory or compliance requirements; or

•	if such repurchase would be in the best interest of the Fund, including without limitation in connection with the liquidation or termination of the Fund.

In the event that the Board determines that the Fund should, without the additional consent of the Unitholder, require a Unitholder to tender its Common Units for repurchase by the Fund, such Mandatory Tenders will be subject to the following mandatory tender procedures unless otherwise determined by the Board from time to time:

•
Common Units subject to a Mandatory Tender will be valued in accordance with the Fund’s valuation procedures as of the last Business Day of the quarter in which the Fund intends to repurchase the Common Units pursuant to the Mandatory Tender or such other date as may be determined by the Board (the “Mandatory Tender Valuation Date”).

•
Promptly after the Board determines that the Fund should require a Unitholder to tender its Common Units for repurchase the Common Units of a Unitholder pursuant to the authority granted in the Declaration of Trust, the Fund will give to such person whose Common Units are subject to the Mandatory Tender (a “Mandatory Tender Unitholder”) notice of the Mandatory Tender and the expected Mandatory Tender Valuation Date for such Common Units.

•
Promptly after the Mandatory Tender Valuation Date, the Fund will issue to the Mandatory Tender Unitholder a promissory note (the “Mandatory Tender Repurchase Instrument”), which will be held by a designated escrow agent, entitling the Mandatory Tender Unitholder to be paid an amount equal to the value, determined as of the Mandatory Tender Valuation Date, of the repurchased Common Units.

•
The Mandatory Tender Repurchase Instrument will be non-interest bearing, nontransferable and non-negotiable. A Unitholder who receives a Mandatory Tender Repurchase Instrument (the “Mandatory Tender Repurchase Instrument Payee”) shall retain all rights, with respect to tendered Common Units, to inspect the books and records of the Fund and to receive financial and other reports relating to the Fund until the payment date. Except as otherwise provided in the Mandatory Tender Repurchase Instrument, such Mandatory Tender Repurchase Instrument Payee shall not be a Unitholder of the Fund and shall have no other rights (including, without limitation, any voting rights) under the Declaration of Trust. For purposes of calculating the value of the repurchased Common Units, the amount payable to the Mandatory Tender Repurchase Instrument Payee will take into account and include all Fund income, gains, losses, deductions and expenses that the Mandatory Tender Repurchase Instrument Payee would have been allocated for tax and book purposes had the Mandatory Tender Repurchase Instrument Payee remained the owner of the repurchased Common Units until the Mandatory Tender Valuation Date. If the Fund is liquidated or dissolved prior to the original Mandatory Tender Valuation Date, the Mandatory Tender Valuation Date shall become the date on which the Fund is liquidated or dissolved and the value of the repurchased Common Units will be calculated in accordance with the foregoing sentence.

•
Payment in respect of the Mandatory Tender Repurchase Instrument will be made within 90 days after the Mandatory Tender Valuation Date. Payment in respect of the Mandatory Tender Repurchase Instrument will be made in one or more installments. The Mandatory Tender Repurchase Instrument may be prepaid, without premium, penalty or notice, at any time on or after the Mandatory Tender Valuation Date.

Transferability. A Unitholder may not transfer all or any portion of the Repurchase Instrument or the Mandatory Tender Repurchase Instrument to any person, except for a transfer that is effected solely by operation of law pursuant to the death, bankruptcy or dissolution of the Unitholder or a transfer that is effected with the written consent of the Board, which consent may be given or withheld in the Board’s sole and absolute discretion.

Preferred Units. Although the Fund has no current intention to issue any preferred units of beneficial interest (“Preferred Units”), the Fund is authorized to issue an unlimited number of Units of Preferred Units, with each Preferred Unit having such liquidation preference and other terms authorized by the Board at the time of issuance in conformity with the 1940 Act. The issuance of Preferred Units does not require the prior consent of Unitholders, although the Fund would give prior notice to the Unitholders prior to any issuance of Preferred Units.

Under the 1940 Act, the Fund is not permitted to issue Preferred Units unless immediately after such issuance the value of the Fund’s assets, less all liabilities and indebtedness of the Fund that are not senior securities (such as fees for services, due diligence expenses and accruals for amortization of organization and offering expense), is at least 200% of all indebtedness of the Fund representing senior securities plus the liquidation value of the outstanding Preferred Units (i.e., the liquidation value plus the Fund’s debt may not exceed 50% of the Fund’s assets less all liabilities and indebtedness of the Fund that are not senior securities)(“Preferred Unit Asset Coverage”). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Units or repurchase any Common Units unless, at the time of such declaration or repurchase, after giving effect to such declaration or repurchase. If Preferred Units are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Units from time to time to the extent necessary in order to maintain Preferred Unit Asset Coverage.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Units will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Unit plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of Common Units. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Units will not be entitled to any further participation in any distribution of assets by the Fund.

The 1940 Act requires that the holders of any Preferred Units, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of Common Units and Preferred Units, voting together as a single class, subject to any right of the holders of the Fund’s indebtedness to do so if the asset coverage of such debt has been less than 100% for at least twelve consecutive months. In addition, subject to the prior rights, if any, of the Fund’s debtholders, the holders of any Preferred Units would have the right to elect a majority of the Trustees at any time two years’ dividends on any Preferred Units are unpaid. The 1940 Act also requires that, in addition to any approval by Unitholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Units, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Units, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end management investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any Preferred Units outstanding.

The affirmative vote of the holders of a majority of the outstanding Preferred Units, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Units so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Units. The class vote of holders of Preferred Units described above will in each case be in addition to any other vote required to authorize the action in question.

10.2                 Long-Term Debt. The Fund may issue debt in aggregate amounts not in excess of one-third of the Fund’s consolidated gross assets after deducting liabilities other than Preferred Units and debt. The Fund may also borrow money in an amount equal to 5% of its total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

10.3                 General. None.

10.4                 Taxes.

The following is a summary of certain U.S. federal income tax consequences to U.S. persons who purchase Common Units. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code” ), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion does not address all of the tax consequences that may be relevant to a particular Unitholder or to Unitholders subject to special treatment under U.S. federal income tax laws. This discussion is limited to Unitholders who hold their Common Units as capital assets. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Counsel to the Fund has not rendered and will not render any legal opinion regarding any tax consequences relating to the Fund or an investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of Common Units, as well as the effects of state, local and non-U.S. tax laws.

PROSPECTIVE INVESTORS SHOULD ONLY CONSIDER AN INVESTMENT IN THE FUND BASED ON ANTICIPATED PRE-TAX ECONOMIC RETURNS. TAX ADVANTAGES (I.E., DEDUCTIONS AND LOSSES) ARE NOT A SIGNIFICANT OR INTENDED FEATURE OF AN INVESTMENT IN THE FUND.

It is generally expected that the MLPs in which the Fund invests will be treated as partnerships for U.S. federal income tax purposes. Consequently, the Fund’s income, gains, losses, deductions and expenses will depend upon the corresponding items recognized by the MLPs. Thus, any reference to, and description of the U.S. federal income tax aspects of, the Fund’s investment practices and activities, in effect, take into account the investment practices and activities of the MLPs. Because the exact nature of the MLPs investments is not known at this time, it is not possible to address the specific tax consequences of the Fund’s investments. Accordingly, the following discussion is intended as a general guide only.

Tax Status of the Fund. The Fund expects to continue to be treated as a partnership and not as an association taxable as a corporation for U.S. federal income tax purposes. If the Fund or the MLPs in which it invests that are intended to be treated as partnerships for U.S. federal income tax purposes were treated as a corporation for U.S. federal income tax purposes, material adverse consequences for the Unitholders would result.

Taxation of Unitholders. By reason of its treatment as a partnership for U.S. federal income tax purposes, the Fund will not itself be subject to U.S. federal income tax. Rather, each Unitholder in computing its U.S. federal income tax will include its allocable share of Fund items of income, gain, loss, deduction and expense for the taxable year of the Fund ending within or with the taxable year of the Unitholder. It is possible that a Unitholder’s U.S. federal income tax liability with respect to its allocable share of the Fund earnings in a particular taxable year could exceed the cash distributions to the Unitholder for the year, thus giving rise to an out-of-pocket payment by the Unitholder.

For U.S. federal income tax purposes, a Unitholder’s allocable share of Fund tax items will be determined by the provisions of the Declaration of Trust if such allocations are in accordance with section 704 of the Code and the Treasury Regulations thereunder. No assurances can be made in this regard. If the IRS successfully challenged the Fund’s allocations of income, gain, loss, deduction and expense, the redetermination of the allocations to a particular Unitholder for U.S. federal income tax purposes may be less favorable than the allocations set forth in the Declaration of Trust.

Nature of Fund’s Investments. Certain of the Fund’s investments are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

Tax Basis Rules. Fund distributions generally will not be taxable to a Unitholder to the extent of such Unitholder’s adjusted tax basis in its Common Units. In addition, a Unitholder is allowed to deduct its allocable share of Fund losses (if any) only to the extent of such Unitholder’s adjusted tax basis in its Common Units at the end of the taxable year in which the losses occur. A Unitholder’s adjusted tax basis is equal to the Unitholder’s aggregate capital contributions to the Fund as adjusted by certain items. Basis is generally increased by the Unitholder’s allocable share of Fund profits (and items of income and gain) and Fund nonrecourse borrowings (as defined for U.S. federal income tax purposes) allocated to such Unitholder, if any. Basis is generally decreased by the Unitholder’s allocable share of Fund losses (and items of loss, deduction and expense), the amount of cash distributed by the Fund to the Unitholder, the Fund’s tax basis of property (other than cash) distributed by the Fund to the Unitholder and any reduction in the Unitholder’s allocable share of Fund nonrecourse borrowings (as defined for U.S. federal income tax purposes), if any.

To the extent that a Unitholder’s allocable share of Fund losses are not allowed because the Unitholder has insufficient adjusted tax basis in its Common Units, such disallowed losses may be carried over by the Unitholder to subsequent taxable years and will be allowed if and to the extent of the Unitholder’s adjusted tax basis in subsequent years.

At Risk Rules. Individuals and certain closely held C corporations are allowed to deduct their allocable share of Fund losses (if any) only to the extent of each such Unitholder’s “at risk” amount in the Fund at the end of the taxable year in which the losses occur. A Unitholder’s at risk amount generally is equal to the Unitholder’s aggregate capital contributions to the Fund. To the extent that a Unitholder’s allocable share of Fund losses is not allowed because the Unitholder has an insufficient amount at risk in the Fund, such disallowed losses may be carried over by the Unitholder to subsequent taxable years and will be allowed if and to the extent of the Unitholder’s at risk amount in subsequent years.

Passive Activity Loss Rules. The Fund’s investment activities generally will constitute a passive activity for purposes of the passive activity loss rules. The passive activity loss rules of Section 469 of the Code limit the use of losses derived from passive activities, which generally includes an investment in an entity taxed as a partnership, such as the Fund. Under these rules, a Unitholder who is an individual investor, as well as certain other types of investors, will not be able to use losses from passive activities of the Fund to offset nonpassive activity income, including salary, business income, and portfolio income (e.g., dividends, interest, royalties, and gain on the disposition of portfolio investments) received during the taxable year. Passive activity losses that are disallowed for a particular taxable year may, however, be carried forward to offset passive activity income in future taxable years. In addition, such disallowed losses may be claimed as a deduction, subject to the basis and at risk limitations discussed above, upon a taxable disposition of a Unitholder’s entire interest in the passive activity, regardless of whether such Unitholder has received any passive activity income during the year of disposition.

Because the Fund will invest in publicly traded partnerships, each Unitholder in the Fund will be required to treat any loss derived from a particular investment of the Fund separately from any income or loss derived from any other investment the Fund makes in a publicly traded partnership, as well as from income or loss derived from other passive activities. In such a case, any net losses or credits attributable to such investment which are carried forward may only be offset against future income from that particular investment. Moreover, unlike other passive activity losses, suspended losses attributable to investments in publicly traded partnerships would only be allowed upon the complete disposition of (i) the Fund’s entire in interest in such partnership or (ii) such Common Unitholder’s entire interest in the Fund. Similar rules would apply if the Fund itself were characterized as a publicly traded partnership.

Investment Interest Limitation. Individuals and other noncorporate taxpayers are allowed to deduct interest paid or accrued by the Fund on its indebtedness (so-called “investment interest”) only to the extent of each such Unitholder’s net investment income for the taxable year. A Unitholder’s net investment income generally is the excess, if any, of the Unitholder’s investment income from all sources (which is gross income from property held for investment) over investment expenses from all sources (which are deductions allowed that are directly connected with the production of investment income). Investment income excludes net capital gain attributable to the disposition of property held for investment (and thus would not include any Fund gains on the sale of its investments), as well as “qualified dividend income,” unless the Unitholder elects to pay tax on such gain or income at ordinary income rates.

To the extent that a Unitholder’s allocable share of Fund investment interest is not allowed as a deduction because the Unitholder has insufficient net investment income, such disallowed investment interest may be carried over by the Unitholder to subsequent taxable years and will be allowed if and to the extent of the Unitholder’s net investment income in subsequent years. If a Unitholder borrows to finance the purchase of Common Units, any interest paid or accrued on the borrowing will be investment interest that is subject to these limitations. Since the amount of a Unitholder’s allocable share of Fund investment interest that is subject to this limitation will depend on the Unitholder’s aggregate investment interest and net investment income from all sources for any taxable year, the extent, if any, to which Fund investment interest will be disallowed under this rule will depend on each Unitholder’s particular circumstances each year.

Other Limitations on Deductions and Special Code Provisions. An individual, estate or trust may deduct so-called “miscellaneous itemized deductions,” which include fees and other expenses of the Fund (if not required to be capitalized), only to the extent that such deductions exceed 2% of the adjusted gross income of the taxpayer. The amount of a Unitholder’s allocable share of such expenses that is subject to this disallowance rule will depend on the Unitholder’s aggregate miscellaneous itemized deductions from all sources and adjusted gross income for any taxable year. Moreover, an individual whose adjusted gross income exceeds specified threshold amounts is required to further reduce the amount of allowable itemized deductions for taxable years beginning after December 31, 2012. Thus, the extent, if any, to which such fees and expenses will be subject to disallowance will depend on each Unitholder’s particular circumstances each year. Other limitations are also imposed on itemized deductions of high-income individuals.

Organizational expenses of the Fund are not currently deductible, but generally must be amortized ratably over a period of 15 years. Syndication expenses of the Fund (i.e., expenditures made in connection with the marketing and issuance of Common Units, including placement fees and possibly a portion of the management fees if and to the extent used by the manager to pay syndication expenses) are neither deductible nor amortizable.

Phantom Income from Fund Investments in Non-U.S. Corporations. The Fund may invest in non-U.S. corporations that could be classified as PFICs and controlled foreign corporations (each as defined for U.S. federal income tax purposes). For U.S. federal income tax purposes, these investments may, among other things, cause a Unitholder to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gains.

Non-U.S. Currency Gains or Losses. If the Fund makes an investment or obtains financing denominated in a currency other than the U.S. dollar, then the Fund may recognize gain or loss attributable to fluctuations in such currency relative to the U.S. dollar. The Fund may also recognize gain or loss on such fluctuations occurring between the time it obtains and disposes of non-U.S. currency, between the time it accrues and collects income denominated in a non-U.S. currency, or between the time it accrues and pays liabilities denominated in a non-U.S. currency. Such gains or losses generally will be treated as ordinary income or loss.

Limitation on Deductibility of Capital Losses. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income).

Non-U.S. Taxes. Certain dividend, interest and other income received by the Fund from sources outside of the United States may be subject to withholding taxes imposed by other countries. The Fund may also be subject to income and other taxes in certain other countries. To the extent such income is considered to be attributable to a permanent establishment maintained by the Fund in a non-U.S. jurisdiction, the Fund may be subject to tax at full rates of taxation on its net income attributable to such permanent establishment. In light of the nature of the Fund’s investment activity, no assurances can be given (and no ruling from any non-U.S. jurisdiction tax authority will be sought) concerning the level of non-U.S. jurisdiction taxation that may be imposed on the Fund’s investment returns. Tax treaties between the United States and other countries may affect, reduce or eliminate such taxes. There may, however, be limitations on the ability of the Fund and the Unitholders to claim the benefits of such treaties. Unitholders will be required to include such taxes in their income and generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their U.S. federal income taxes.

Distributions; Sales of Common Units. Cash distributions by the Fund with respect to Common Units or in redemption of less than all of a Unitholder’s Common Units generally will not be taxable to such Unitholder. Instead, such distributions will reduce, but not below zero, the adjusted tax basis in all of the Common Units held by such Unitholder immediately before the distribution. If such distributions by the Fund to a Unitholder exceed the Unitholder’s adjusted tax basis in its Common Units, the excess will be taxable to it as though it were a gain from a sale or exchange of the Common Units.

A distribution by the Fund of a Repurchase Instrument to a Unitholder will not be a taxable event to the Unitholder. Rather, the Unitholder will continue to be treated as a partner in the Fund for tax purposes with respect to those units tendered in exchange for a Repurchase Instrument until the Valuation Date, even if a Unitholder tenders all of his, her or its Common Units for redemption. Accordingly, each Unitholder, in computing its U.S. federal income tax, will include its allocable share of Fund items of income, gain, loss, deduction and expense allocated to the Repurchase Instrument for the period during which such Unitholder holds the Repurchase Instrument, as determined by the provisions of the Fund’s Declaration of Trust if such allocations are in accordance with Section 704 of the Code and the Treasury Regulations thereunder, as discussed above.

A distribution by the Fund in payment of a Repurchase Instrument that was distributed to a Unitholder in respect of less than all of a Unitholder’s Common Units will reduce, but not below zero, the Unitholder’s adjusted tax basis in all of his, her or its Common Units held immediately before the payment in respect of the Repurchase Instrument (see “Tax Basis Rules” above). If the payment in respect of the Repurchase Instrument by the Fund to a Unitholder exceeds the Unitholder’s adjusted tax basis in his, her or its Common Units, the excess will be taxable to the Unitholder as though it were a gain from a sale or exchange of the Common Units. Such gain generally will be long-term capital gain if the Unitholder’s Common Units have been held for more than one year. Amounts realized attributable to the Unitholder’s allocable share of the Fund’s “unrealized receivables” or “substantially appreciated inventory,” each as defined in Section 751 of the Code, may be treated as ordinary income, taxable at ordinary income rates. It is possible that partial redemptions made during the taxable year could result in taxable gain to a Unitholder where no gain would otherwise have resulted if the same partial redemption were made at the end of the taxable year.

A Unitholder who redeems for cash all of his, her or its Common Units will recognize gain or loss measured by the difference between the amount realized on the payment in respect of the Repurchase Instrument and the Unitholder’s adjusted tax basis in the Repurchase Instrument (see “Tax Basis Rules” above). Such gain or loss generally will be long-term capital gain or loss if the Unitholder’s redeemed Common Units have been held for more than one year at the time payment is made in respect of the Repurchase Instrument. The amount realized will include the Unitholder’s allocable share of Fund nonrecourse borrowings (as defined for federal income tax purposes), if any, as well as any proceeds from the payment in respect of the Repurchase Instrument.

Upon a Unitholder’s partial or complete withdrawal from the Fund, the Fund will allocate its gains and losses for U.S. federal income tax purposes to eliminate, as nearly as possible, the difference, if any, between the Unitholder’s capital account for, and tax basis in, the withdrawn interest. These allocated gains and losses may be long-term or short-term capital gains and losses, and a withdrawing Unitholder may therefore recognize a short-term or long-term capital gain or loss as a result of a withdrawal, regardless of the Unitholder’s holding period for its Common Units. To the extent that a disparity between the Unitholder’s capital account and tax basis for the withdrawn interest is not eliminated as a result of these allocations, a withdrawing Unitholder will generally recognize a taxable gain or loss as if it had sold its withdrawn interest, as described in the previous paragraph.

Gains recognized upon cash distributions, withdrawals or sales may be treated as ordinary income, taxable at ordinary income tax rates, to the extent that the cash proceeds are attributable to the Unitholder’s allocable share of the Fund’s “unrealized receivables” or “substantially appreciated inventory,” each as defined in Section 751 of the Code.

Qualified Dividends and Certain Capital Gains. Reduced U.S. federal income tax rates apply to (a) capital gains received by individuals and (b) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates applicable to capital gains will also apply to capital gains recognized by Unitholders who sell Common Units that they have held for more than one year (except as otherwise provided by Section 751 of the Code as discussed in “Distributions; Sales of Common Units” above).

Alternative Minimum Tax. In certain circumstances, individuals, corporations and other taxpayers may be subject to an alternative minimum tax in addition to regular tax. A Unitholder’s potential alternative minimum tax liability may be affected by reason of an investment in the Fund. The extent, if any, to which the alternative minimum tax applies will depend on each Unitholder’s particular circumstances for each taxable year.

Tax Elections and Certain Basis Adjustments. The Fund does not currently intend to make an election under Section 754 of the Code (such an election would adjust the Fund’s tax basis in its assets in connection with, among other things, a sale of Common Units). The Adviser, as the tax matters partner, has sole and absolute discretion to make all tax elections for the Fund.

Regardless of whether the Fund makes a 754 election, the Fund will be required to reduce the tax basis in its remaining property following certain distributions in liquidation of a Unitholder’s interest. This would occur when, subject to a de minimis exception, the departing Unitholder recognizes a loss upon the liquidation or takes property distributed in kind with a tax basis that is in excess of its tax basis in the hands of the Fund immediately before the distribution. These reductions in tax basis are intended to prevent certain duplications of losses.

Reports to Unitholders. The Fund will not be able to deliver Schedules K-1 to Unitholders prior to April 15 of each year, and prospective investors should assume that they will be required to obtain extensions for filing their U.S. federal, state and local income tax returns each year. The Fund will provide Unitholders with estimated annual U.S. federal income tax information prior to April 15, assuming the Fund is able to obtain such information.

Tax Audits. The IRS may audit Fund information tax returns at the Fund level in a unified entity proceeding. The Adviser would represent the Fund at any such audit as the so-called tax matters partner and has considerable authority to make decisions affecting the tax treatment and procedural rights of the Unitholders. The Adviser may also generally enter into settlement agreements with the IRS that bind Unitholders and consent on behalf of the Fund to extend the statute of limitations for assessing a deficiency with respect to a Fund item. Successful adjustments by the IRS of Fund items of income, gain, loss, deduction or expense could change a Unitholder’s U.S. federal income tax liabilities.

Reportable Transactions and Certain Tax Filing Requirements. Treasury Regulations require that certain taxpayers participating in a “reportable transaction” must disclose such participation to the IRS. The scope and application of these rules is not completely clear. An investment in the Fund may be considered participation in a “reportable transaction” if, for example, the Fund recognizes certain significant losses. If an investment in the Fund constitutes participation in a “reportable transaction,” the Fund and the Unitholders may be required to file IRS

Form 8886 with the IRS, including attaching it to their U.S. federal income tax returns, thereby disclosing certain information relating to the Fund to the IRS. In addition, the Fund and its advisors may be required to maintain a list of the Unitholders and to furnish this list and certain other information to the IRS. Prospective investors are urged to consult their own tax advisors regarding the applicability of these rules to an investment in the Fund.

Certain Considerations for Tax-Exempt Unitholders. An investment in the Fund will generate unrelated business taxable income for U.S. federal income tax purposes (and may have other adverse tax consequences) for pension funds, Keogh plans, individual retirement accounts, tax-exempt institutions and other tax-exempt investors. Accordingly, such prospective Unitholders are urged to consult their own tax advisors concerning possible federal, state, local and non-U.S. tax consequences from an investment in the Fund.

Certain Considerations for Non-U.S. Unitholders. The discussion under this heading applies to certain Unitholders who are not “U.S. persons” or partnership or other flow-through entities, each as determined for U.S. federal income tax purposes (“non-U.S. Unitholders”). The term “U.S. person” means:

—a citizen or individual resident of the United States;

—a corporation created or organized under the laws of the United States any state thereof or the District of Columbia;

—an estate the income of which is subject to U.S. federal income taxation regardless of source; or

—a trust if (a) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons has the authority to control all substantial decisions of the trust or (b) the trust was in existence on August 20, 1996 and properly elected to continue to be treated as a U.S. person.

The U.S. federal income tax treatment of a partner or other beneficial owner in a partnership or other flow-through entity generally will depend on the status of the partner and the activities of such partnership. Partners and partnerships (including beneficial owners of pass-through entities and such entities themselves) should consult their own tax advisors as to the particular U.S. federal income tax consequences applicable to them.

Given the nature of the Fund’s investment activities, each non-U.S. Unitholder will be treated as engaged in a U.S. trade or business as determined for U.S. federal income tax purposes and each non-U.S. Unitholder generally would be subject to regular U.S. federal income taxation on its allocable share of Fund income effectively connected with such trade or business. In such case, each non-U.S. Unitholder would be required to file a U.S. federal income tax return reporting its allocable share of such effectively connected Fund income and to pay U.S. federal income tax at regular U.S. rates on that income. In addition, the Fund would be required to withhold and pay over to the IRS certain amounts with respect to such income. Any amount so withheld would be creditable against the non-U.S. Unitholder’s ultimate U.S. federal income tax liability, and the non-U.S. Unitholder would be entitled to a refund to the extent that the amount withheld exceeded such Unitholder’s U.S. federal income tax liability for the taxable year. Finally, a corporate non-U.S. Unitholder’s allocable share of Fund income may be subject to a 30% U.S. branch profits tax.

Regardless of whether the Fund is treated as engaged in a U.S. trade or business, Fund allocations of dividends and certain interest income to Non-U.S. Unitholders will be subject to U.S. withholding tax of 30% (unless reduced or eliminated by an applicable treaty). In addition, certain dividend, interest and other income received by the Fund from sources outside of the United States may be subject to withholding taxes imposed by other countries. The Fund may also be subject to income and withholding taxes in certain other countries. Applicable tax treaties may affect, reduce or eliminate such taxes. There may, however, be limitations on the ability of the Fund and the Non-U.S. Unitholders to claim the benefits of such treaties.

In general, different rules from those described above apply in the case of non-U.S. Unitholders subject to special treatment under U.S. federal income tax law, including a non-U.S. Unitholder:

—who has an office or fixed place of business in the United States or is otherwise carrying on a U.S. trade or business;

—who is an individual present in the United States for 183 or more days or has a “tax home” in the United States for U.S. federal income tax purposes; or

—who is a former citizen or resident of the United States

Non-U.S. Unitholders are urged to consult their U.S. tax advisers regarding the tax consequences of investing in the Fund.

Certain Withholding Rules. Legislation enacted in 2010 and existing guidance issued thereunder will require, where Common Units of the Fund are held by a foreign financial institution, withholding at a 30% rate with respect to interest, dividends and certain other payments made by U.S. persons received by the Fund after June 30, 2014, and withholding at a 30% rate on the gross proceeds from the sale, after December 31, 2016, of any property of a type which can produce these types of income. However, these withholding obligations are eliminated if the foreign financial institution enters into an agreement with the Treasury to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Accordingly, the entity through which our Common Units are held will affect the determination of whether such withholding is required. Similarly, where Common Units of the Fund are held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exemptions, interest, dividends and certain other payments made by U.S. persons received by the Fund and gross proceeds from the sale of any property of a type which can produce these types of income will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we will in turn provide to the IRS. We will not pay any additional amounts to Unitholders in respect of any amounts withheld. Unitholders are encouraged to consult their tax advisors regarding the possible implications of the legislation on their investment in our Common Units.

State, Local and Non-U.S. Tax Consequences. In addition to the U.S. federal income tax consequences described above, prospective Unitholders will likely be subject to other taxes, including state and local franchise, withholding, income, capital gain, or other tax payment obligations that are imposed by the various jurisdictions in which an MLP in which the Fund invests does business or owns property. An Unitholder may be required to file state and local income tax returns and to pay state and local income taxes in many or all of the jurisdictions in which an MLP in which the Fund invests is deemed to be doing business. These state and local income tax filing requirements may be significant, and an Unitholder may be subject to penalties for failure to comply with these requirements. It is the responsibility of each Unitholder to file all federal, state, and local tax returns and to pay any applicable taxes due with such returns.

10.5     Outstanding Securities. As of May 31, 2015, the Fund had outstanding securities as set forth in the following table:

Title of Class	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding Exclusive of Amount Shown Under Previous Column
Common Units	Unlimited	None	None

10.6     Securities Ratings. None.

Item 11  Defaults and Arrears on Senior Securities

Not Applicable.

Item 12    Legal Proceedings

Not Applicable.

Item 13    Table of Contents of Statement of Additional Information

 Not Applicable.

Part B–INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item 14  Cover Page

Not Applicable.

Item 15  Table of Contents

Not Applicable.

Item 16  General Information and History

Not Applicable.

 Item 17 Investment Objective and Policies

                See Item 8 of Part A.

Item 18  Management

 18.1    Set forth below is information with respect to each of the Trustees and officers of the Fund, including their principal occupations during the past five years. The business address of the Fund, its Trustees and Officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Board of Trustees:

Name and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce (1955)	Trustee and Chairman of the Audit Committee	Trustee since 2015	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 - present) (registered investment adviser). Previously, Director of Southern Methodist University’s ENCAP Investment & LCM Group Alternative Asset Management Center (2006 - 2011). Previously, Chief Investment Officer of Panagora Asset Management, Inc. (1999 - 2007) (investment management company).	5	CM Advisers Family of Funds (2 series) (2003 - present) and Dreman Contrarian Funds (2 series) (2007 - present).
Edward N. McMillan (1947)	Trustee and Lead Independent Trustee	Trustee since 2015	Retired. Private investor with over 35 years of experience in asset management, investment banking and general business matters.	5	None.
Ronald P. Trout (1939)	Trustee and Chairman of the Nominating and Corporate Governance Committee	Trustee since 2015	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 - 2002) (investment management company).	5	Dorchester Minerals LP (2008 - present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)

Interested Trustee
Jerry V. Swank(2) (1951)	Trustee, Chairman of the Board and Chief Executive Officer	Trustee since 2015	Managing Partner of the Adviser and founder Swank Capital, LLC of (2000 - present).	5
Previously, E-T Energy Ltd. (2008 to 2014) (developing, operating, producing and selling recoverable bitumen), Central Energy Partners, LP (2010 to 2014) (storage and transportation of refined petroleum products and petrochemicals).

(1)
The “Fund Complex” includes the Fund and each other registered investment company for which the Adviser serves as investment adviser. As of the date hereof, there are five funds, including the Fund, in the Fund Complex.

(2)	Mr. Swank is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Adviser.

Executive Officers:

The following information relates to the executive officers of the Fund who are not Trustees. The officers of the Fund are appointed by the Board and serve until their respective successors are chosen and qualified.

Name and Year of Birth	Position	Length of Time Served	Principal Occupation During the Past Five Years
Daniel L. Spears (1972)	President	Officer Since 2015	Partner and portfolio manager of the Adviser (2006 - present). President of other funds in the Fund Complex. Previously, investment banker at Banc of America Securities, LLC (1998 - 2006).
John H. Alban (1963)	Chief Financial Officer and Treasurer	Officer Since 2015
Chief Operating Officer (“COO”) and Chief Financial Officer of the Adviser (2010 - present). Previously, Chief Administrative Officer of NGP Energy Capital Management (2007 - 2009); COO of Spinnerhawk Capital Management, L.P. (2005 - 2007).

Barry Y. Greenberg (1963)	Chief Compliance Officer and Secretary	Officer Since 2015
General Counsel and Chief Compliance Officer of the Adviser (2010-present); Partner at Akin Gump Strauss Hauer & Feld LLP (2005 - 2010); Vice President, Legal, Compliance and Administration at American Beacon Advisors (1995 - 2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 - 1995).

Elizabeth F. Toudouze (1962)	Executive Vice President	Officer Since 2015	Partner and portfolio manager of the Adviser (2006 – present). Previously, ran a family office.
John M. Musgrave (1982)	Vice President	Officer Since 2015	Managing Director and Senior Research Analyst of the Adviser (2007 - present). Previously, an investment banker at Citigroup (2005 - 2007) and a research analyst at UBS Investment Bank (2004 - 2005).

18.2     See Item 18.1.

18.3     None.

18.4     None

18.5     (a)    The primary responsibility of the Board of Trustees is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Adviser and other service providers who have been approved by the Board. The Board is currently comprised of four Trustees, three of whom are classified under the 1940 Act as “non-interested” persons of the Fund (“Independent Trustees”) and one of whom is classified as an interested person of the Fund (“Interested Trustee”). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

An Interested Trustee, Mr. Jerry V. Swank, currently serves as Chairman of the Board. The Chairman of the Board presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Independent Trustees have selected Mr. Edward N. McMillan as lead Independent Trustee. The lead Independent Trustee participates in the planning of Board meetings, seeks to encourage open dialogue and independent inquiry among the trustees and management, and performs such other functions as may be requested by the Independent Trustees from time to time.

The Board meets regularly four times each year to discuss and consider matters concerning the Fund, and also holds special meetings to address matters arising between regular meetings. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone. The Independent Trustees are advised by independent legal counsel and regularly meet outside the presence of Fund management.

The Trustees have determined that the efficient conduct of the Trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The committees of the Board are the Audit Committee and the Nominating and Corporate Governance Committee. The functions and role of each Committee are described below under “Board Committees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board has determined that this leadership structure, including a Chairman of the Board who is an Interested Trustee, a Lead Independent Trustee, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund. In reaching this conclusion, the Board considered, among other things, the role of the Adviser in the day-to-day management of Fund affairs, the extent to which the work of the Board will be conducted through the Committees, the projected net assets of the Fund and the management, distribution and other service arrangements of the Fund. The Board also believes that its structure, including the presence of one Trustee who is an executive officer of the Adviser, facilitates an efficient flow of information concerning the management of the Fund to the Independent Trustees.

The Fund has retained the Adviser to provide investment advisory services and certain administrative services. The Adviser is primarily responsible for the management of risks that may arise from Fund investments and operations. Certain employees of the Adviser serve as the Fund’s officers, including the Fund’s President, Chief Executive Officer and Chief Financial Officer. The Board of Trustees oversees the performance of these functions by the Adviser, both directly and through the Committee structure the Board has established. The Board will receive from the Adviser reports on a regular and as-needed basis relating to the Fund’s investment activities and to the actual and potential risks of the Fund, including reports on investment risks, compliance with applicable laws, and the Fund’s financial accounting and reporting. In addition, the Board will meet periodically with the portfolio managers of the Fund to receive reports regarding the portfolio management of the Fund and its performance and investment risks.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures of the Fund that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, and will provide presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board will discuss relevant risks affecting the Fund with the CCO at these meetings. The Board has approved the Compliance Policies and will review the CCO’s reports. Further, the Board will annually review the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

18.5    (b)    Messrs. Bruce, McMillan and Trout, who are not “interested persons” of the Fund, as defined in the 1940 Act, serve on the Fund’s Audit Committee. Mr. Bruce serves as chairman of the Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and acting as a liaison between the Board and the Fund’s independent registered public accounting firm.

Messrs. Bruce, McMillan and Trout, who are not “interested persons” of the Fund, as defined in the 1940 Act, serve on the Fund’s Nominating and Corporate Governance Committee. Mr. Trout serves as chairman of the Nominating and Corporate Governance Committee. As part of its duties, the Nominating and Corporate Governance Committee makes recommendations to the full Board with respect to candidates for the Board in the event that a position is vacated or created. The Nominating and Corporate Governance Committee would consider Trustee candidates recommended by Unitholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. In considering candidates submitted by Unitholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate.

Because the Fund is newly organized the Board and the Audit Committee have only met once in connection with the establishment of the Fund. The Nominating and Corporate Governance Committee has not met as of the filing of this registration statement.

18.6    (a)    See Item 18.1.

18.6    (b)    See Item 18.1.

18.7    The Trustees owned the following dollar ranges of equity securities in the Fund as of the end of the most recently completed calendar year:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
INDEPENDENT TRUSTEES:
Brian R. Bruce	None	$10,001 - $50,000
Edward N. McMillan	None	Over $100,000
Ronald P. Trout	None	$10,001 - $50,000

INTERESTED TRUSTEE:
Jerry V. Swank	None	Over $100,000

(1)       The “Family of Investment Companies” includes the Fund and each other registered investment company for which the Adviser serves as investment adviser. As of the date hereof, there are six funds, including the Fund, in the Family of Investment Companies.

18.8    Not Applicable.

18.9    Not Applicable.

18.10  Not Applicable.

18.11  Not Applicable.

18.12  Not Applicable.

18.13    As compensation for their services to the funds in the Cushing Registered Funds complex, each Trustee who is not an “interested person,” as defined by the 1940 Act is paid (i) an annual retainer of $90,000; (ii) a fee of $2,000 for each in-person meeting of the Board attended; (iii) a fee of $1,000 for each Audit Committee meeting attended; and (iv) a fee of $500 for each telephonic meeting of the Board attended. The funds in the Cushing Registered Funds complex also pay each Independent Trustee for all reasonable out-of-pocket expenses incurred by such Trustee in attending each meeting. The Fund pays its pro rata portion of these fees and expenses.  However, each Trustee has agreed to temporarily waive the portion of the annual retainer allocated to the Fund until such time as the Fund’s assets total $100 million.

Trustee(1)	Aggregate Estimated Compensation From Fund(2)(4)	Total Compensation from Fund and Fund Complex Paid to Trustees(3)(4)
INDEPENDENT TRUSTEES:
Brian R. Bruce	$8,000	$103,000
Edward N. McMillan	$8,000	$103,000
Ronald P. Trout	$8,000	$103,000

(1)	Trustees not entitled to compensation are not included in the table.
(2)	The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of hereof.
(3)
The “Fund Complex” includes the Fund and each other registered investment company for which the Adviser serves as investment adviser. As of the date of this SAI, there are five funds, including the Fund, in the Fund Complex.

(4)	Each Trustee has agreed to waive the annual retainer fee payable by the Fund until the Fund acquires $100 million of assets.

 18.14           Not Applicable.

 18.15           The Fund and the Adviser have adopted a code of ethics (the “Code of Ethics”), which complies with the requirements of Rule 17j-1 under the 1940 Act. The Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions. The Code of Ethics will be available to be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the Code of Ethics may be obtained after paying a duplicating fee at the following E-mail address publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. Investors can also obtain a copy of the Code of Ethics by contacting the Adviser at (214) 692-6334.

 18.16           The Board has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser’s proxy voting policies and procedures. The Adviser has adopted voting policies and procedures to guide its exercise of this responsibility on behalf of the Fund and its other clients. Under these policies and procedures, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its Unitholders. A copy of the Adviser’s proxy voting policies and procedures is available upon request. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, will be available on the SEC’s website at http://www.sec.gov.

 18.17           The Board of Trustees has determined that each Trustee should to serve as such based on several factors (none of which alone is decisive). Among the factors the Board of Trustees considered when concluding that an individual should serve on the Board of Trustees were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Trustee, (ii) personal and professional background, (iii) educational background, (iv) financial expertise, and (v) ability, judgment, attributes and expertise. In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a trustee of the Fund.

Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years as set forth in the table in Item 18.1) that contributed to the Board of Trustee’s conclusion that an individual should serve on the Board of Trustees. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the 1933 Act or the rules and regulations of the SEC.

Brian R. Bruce. Mr. Bruce has served as a Trustee of funds in the Fund Complex since 2007. Through his experience as a Trustee of and Chairman of the Audit Committee of Fund in the Fund Complex and certain other registered investment companies, as a former professor at Southern Methodist University’s Cox School of Business and Director of the ENCAP Investments & LCM Group Alternative Asset Management Center and as a chief executive officer, and formerly chief investment officer, of investment management firms, Mr. Bruce is experienced in financial, accounting, regulatory and investment matters.

Edward N. McMillan. Mr. McMillan has served as a Trustee of Funds in the Fund complex since 2007. Through his experience as lead independent Trustee of Funds in the Fund complex, 35 years of investment management experience, including as president of a small cap equity management firm, and prior service as chairman of the board of four registered investment companies, Mr. McMillan is experienced in financial, regulatory and investment matters.

Ronald P. Trout. Mr. Trout has served as a Trustee of Funds in the Fund complex since 2007. Through his experience as a Trustee of Funds in the Fund complex, as founding partner and senior vice president of an investment management firm and his service on the board of a publicly traded natural resources company, Mr. Trout is experienced in financial, regulatory and investment matters.

Jerry V. Swank. Mr. Swank has served as a Trustee of Funds in the Fund complex since 2007. Through his experience as a Trustee and chairman of the Board of Trustees of Funds in the Fund complex, managing partner of the Adviser and founder of Swank Capital, LLC and his extensive professional experience, with investment firms and an oil & gas research and consulting, Mr. Swank is experienced in financial, regulatory and investment matters.

Item 19    Control Persons and Principal Holders of Securities

As of May 31, 2015, no Common Units of the Fund were outstanding and no person held more than 25% of the Common Units of the Fund. It is expected that immediately following the conversion of the Feeder Fund to a master/feeder structure on or about July 1, 2015, all of the outstanding Common Units will be held by the Feeder Fund and no person other than the Feeder Fund will hold more than 25% of the outstanding Common Units of the Fund and no person other than the Feeder Fund will hold more than 5% of the voting securities of any class of equity securities of the Fund:

Item 20    Investment Advisory and Other Services

20.1           See Item 9 – Management.

20.2           Not Applicable.

20.3           See Item 9(f).

20.4           Not Applicable.

20.5           Not Applicable.

20.6            U.S. Bank, National Association (the “Custodian”), 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, serves as custodian for the Fund pursuant to the Custodian Agreement with the Fund (the “Custodian Agreement”). The Custodian is responsible for, among other things, receipt of and disbursement of funds from the Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities. The Fund pays the Custodian a monthly fee computed at an annual rate of 0.40% of the Fund’s Managed Assets, subject to a minimum annual fee of $4,800. The Fund will also pay for portfolio transaction and out-of-pocket fees.

20.7           KPMG LLP, Dallas, Texas, has been selected as independent registered public accountant for the Fund and in such capacity will audit the Fund’s annual financial statements and financial highlights.

20.8           Not Applicable.

Item 21    Portfolio Managers

21.1.           Other Accounts Managed. Jerry V. Swank, Elizabeth F. Toudouze and John M. Musgrave (the “portfolio managers”) are primarily responsible for the day-today management of the Fund’s portfolio. The following section discusses the accounts managed by the portfolio managers, the structure and method of their compensation and potential conflicts of interest.

The following table reflects information regarding accounts for which the portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (a) registered investment companies, (b) other pooled investment accounts, and (c) other accounts.

As of May 31, 2015, Mr. Swank managed or was a member of the management team for the following client accounts (including the Fund):

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	8	$3.0 billion	0	0
Pooled Investment Vehicles Other Than Registered Investment Companies	8	$437.7 million	8	$437.7 million
Other Accounts	16	$1.2 billion	1	$32.9 million

As of May 31, 2015, Ms. Toudouze managed or was a member of the management team for the following client accounts (including the Fund):

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	1	$37.5 million	0	0
Pooled Investment Vehicles Other Than Registered Investment Companies	0	$0	0	$0
Other Accounts	10	$615.0 million	0	$0

As of May 31, 2015, Mr. Musgrave managed or was a member of the management team for the following client accounts (including the Fund):

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	1	$37.5	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	4	$148.2 million	4	$148.2 million
Other Accounts	14	$698.9 million	1	$33.0 million

21.2.           Compensation. Messrs. Swank, Toudouze and Musgrave are compensated by the Adviser. Mr. Swank and Ms. Toudouze are principals of the Adviser and are compensated through partnership distributions that are based primarily on the profits and losses of the Adviser. The partnership distributions are affected by the amount of assets the Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Mr. Musgrave receives a fixed salary and a discretionary bonus based on the pre-tax performance of the Fund and other portfolios for which he serves as a portfolio manager. Some of the other accounts managed by Messrs. Swank and Musgrave and Ms. Toudouze have investment strategies that are similar to the Fund’s investment strategy. However, the Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

21.3           As of the date hereof, the portfolio managers of the Fund do not beneficially own units of the Fund. Mr. Swank may be deemed to be a beneficial owner of Fund common units by virtue of Feeder Fund common units held by an affiliate of the Adviser by virtue of his control of the Adviser and of such affiliate. See Item 18.7.

Item 22    Brokerage Allocation and Other Practices

22.1           Subject to the oversight of the Board of Trustees, the Adviser is responsible for decisions to buy and sell securities for the Fund, the negotiation of the commissions to be paid on brokerage transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Adviser to seek the best execution at the best security price available with respect to each transaction in light of the overall quality of brokerage and research services provided to the Adviser. In selecting broker/dealers and in negotiating commissions, the Adviser will consider, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental to those transactions (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, the Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Adviser or to the Fund. The Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Adviser.

The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities on behalf of the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Adviser are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the views of the persons responsible for recommending investments to the Fund and such other accounts and funds.

 22.2           None.

 22.3           See Item 22.1.

 22.4           None.

 22.5           None.

Item 23    Tax Status

See Item 10.4.

Item 24    Financial Statements

24.1          None.

24.2          None.

24.3          None.

24.4          None.

24.5          None.

24.6          None.

24.7          None.

24.8          None.

24.9          None.

PART C—OTHER INFORMATION

Item 25    Financial Statements and Exhibits

25.1           None.

25.2           The exhibits to this Registration Statement are listed on the Schedule of Exhibits attached hereto.

Item 26    Marketing Arrangements

None.

Item 27    Other Expenses of Issuance and Distribution

Not applicable.

Item 28    Persons Controlled by or Under Common Control With Registrant

None

Item 29    Number of Holders of Securities

As of May 31, 2015.

Title of Class	Number of Record Holders
Common Units	0

Item 30    Indemnification

The Fund’s Declaration of Trust provides that none of the Trustees, the Adviser, the Feeder Funds, the Feeder Funds’ trustees and investment managers, their respective affiliates nor any officer, director, trustee, member, manager, employee, stockholder, assignee, representative or agent of any such person (the “Indemnified Persons”) shall be liable, responsible or accountable in damages or otherwise to the Fund or any Unitholder for any loss, liability, damage, settlement, costs, or other expense (including reasonable attorneys’ fees) incurred by reason of any act or omission or any alleged act or omission performed or omitted by such person, in connection with the establishment, management or operations of the Fund unless such act or failure to act arises out of the bad faith, willful misfeasance, gross negligence or reckless disregard of such person’s duty to the Fund or such Unitholder, as the case may be (such conduct, “Disabling Conduct”).

With respect to a person who is an Indemnified Person solely by virtue of their relationship to a Feeder Fund, the amount of such indemnification shall not exceed the value of the relevant Feeder Fund’s investment in the Fund (other than payments that may be made from insurance policies to such person.)

The Fund’s Declaration of Trust provides that the Fund will indemnify the Indemnified Persons with respect to any act or omission described above to the fullest extent authorized and in the manner permitted by applicable federal and state law. A successful claim for indemnification could reduce the Fund’s assets available for distribution to the Unitholders.

The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

The Investment Management Agreements, the Administration Agreements and the Placement Agent Agreement contain parallel indemnification provisions for the benefit of the Adviser, the Administrator, and the Placement Agent, respectively.

The Fund may purchase and maintain, at its own expense, insurance in amounts customary in its business, on behalf of the Trustees, Adviser, Administrator, Placement Agent and their respective officers, directors or stockholders, or any agent appointed by the Trustees, Adviser, Administrator or Placement Agent, which shall insure such parties against any liability asserted against all or any of them in any such capacity or arising out of their status as such. The Fund shall not incur the cost of any portion of any insurance which insures any party against liability the indemnification of which is prohibited by U.S. Federal or applicable state securities laws. Any indemnity must be paid from Fund assets, and the Unitholders shall have no personal liability on account thereof, except as provided by Delaware law.

Notwithstanding the foregoing, the Trustees, Adviser, Administrator, Placement Agent and their respective affiliates, will not be indemnified for any liability to the extent (but only to the extent) that such indemnification will be in violation of applicable law.

Item 31     Business and Other Connections of Investment Adviser

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Adviser, reference is made to the Adviser’s current Form ADV (File No. 801-63255), which shall be filed under the Investment Advisors Act of 1940, and incorporated herein by reference upon filing.

Item 32     Location of Accounts and Records

The accounts and records of the Fund are maintained in part at the office of the Adviser at 8117 Preston Road, Suite 440, Dallas, TX 75225, in part at the offices of the Custodian with offices at 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212.

Item 33     Management Services

Except as described above in Item 9 - Management, the Fund is not a party to any management service related contract.

Item 34     Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, the State of Texas, on this 30th day of June, 2015.

By:	/s/ Jerry V. Swank
Jerry V. Swank
Trustee and Chief Executive Officer

SCHEDULE OF EXHIBITS TO FORM N-2

Exhibit Number	Exhibit
Exhibit A	Agreement and Declaration of Trust
Exhibit B	By-Laws
Exhibit C	None
Exhibit D	See Exhibit A and Exhibit B.
Exhibit E	None
Exhibit F	None
Exhibit G	Investment Management Agreement
Exhibit H	Omitted pursuant to General Instruction G(3) of Form N-2.
Exhibit I	None
Exhibit J	Form of Custody Agreement
Exhibit K(1)	Form of Transfer Agent Servicing Agreement
Exhibit K(2)	Form of Servicing Agreement
Exhibit K(3)	Expense Limitation Agreement
Exhibit L	Omitted pursuant to General Instruction G(3) of Form N-2.
Exhibit M	None
Exhibit N	Omitted pursuant to General Instruction G(3) of Form N-2.
Exhibit O	Omitted pursuant to General Instruction G(3) of Form N-2.
Exhibit P	None
Exhibit Q	None
Exhibit R(1)	Code of Ethics of the Fund
Exhibit R(2)	Code of Ethics of the Investment Adviser